Exhibit 10.2

全球购电子商务开放平台店铺服务协议

Global Shopping E-commerce Open Platform Store Service Agreement

本协议是由优选海购(澳门)一人有限公司 (以下简称“甲方”)与您(以下或称“乙方”、“商家”、“卖家”)在 自愿、平等、 公平及诚实信用原则的基础上，根据《中华人民共和国民法典》等中国大陆地区的相关法律法 规的规定，经友好协商缔结。 在接受本协议之前，请您仔细阅读本协议的全部内容(特别是免除或者限制 责任的条款、协议终止、违约责任、争议解决等以粗体标注的条款)。您通过网络页面点击确认或以其他 双方认可的方式选择接受本协议，即表示甲方与乙方已达成本协议并同意接受本协议的全部约定内容，但 您在线同意本协议并不导致本协议立即生效；您的入驻申请、资料提交等经过甲方审核通过并以邮件或系统 的方式向您发出通知时，本协议对甲乙双方即具有法律效力。若您对本协议内容有任何异议或不解，请勿直 接确认本协议。

This Agreement is entered into by and between Global Premium Buy (Macau) Limited(“Party A”) and you (“Party B”, “Merchant” or “Seller”) based on the principles of voluntariness, equality, fairness, and good faith, through friendly negotiation and in accordance with the Civil Code of the People’s Republic of China and other relevant laws and regulations of Mainland China. Before accepting this Agreement, please read the entire content of this Agreement carefully (particularly the clauses highlighted in bold fonts, including exemption or limitation of liabilities, termination of agreement, liabilities for breach of contract, and dispute resolution). Your confirmation to accept this Agreement by clicking on the web page or other ways recognized by both Parties shall be deemed that Party A and Party B have reached this Agreement and agreed to accept all the content of this Agreement, provided that your acceptance of this Agreement online does cause this Agreement to take effect immediately;

once your application for admission and submission of materials are approved by Party A and you are notified by email or via the system, this Agreement shall be legally binding on both Parties. If you have any objection or confusion about the content of this Agreement, please do not directly confirm this Agreement.

本协议由协议正文、附件及所有甲方已发布的或将来发布的各项平台规则组成，协议附件及平台规则与 本协议具有同等法律效力，如平台规则与本协议约定不一致的，以公布生效日期或签署日期在后的文件 为准执行。

This Agreement consists of the main text and any and all appendices, attendum or schedules of this Agreement, and all platform rules that have been issued and may be updated by Party A from time to time. The appendices, attendum, schedules and platform rules shall have the same legal effect as this Agreement. In the event that the platform rules are inconsistent with the terms of this Agreement, the document that takes effect or is executed on the latest date shall prevail.

本协议中的标题仅为方便阅读而设，不应被用于解读、解释或以其他方式影响本协议条款的含义。 The headings of this Agreement are for reading convenience only, and shall not be used to interpret, explain or otherwise affect the meanings of the provisions of this Agreement.

第一条 相关定义及解释

Article 1 Definitions and Interpretation

1.1. 甲方网站： 是指由甲方或甲方委托的关联公司提供技术支持和服务的域名为“jinritemai.com”的网 站或甲方可根据业务需要不时修改的包括计算机或移动设备互联网的url 及未来开发的其他应用。具体网 站的域名及应用以甲方平台公示为准。

1.1. Party A’s Website refers to the website with the domain name “jinritemai.com” for technical support and services provided by Party A or any affiliated companies entrusted by Party A, or any other applications containing computer or mobile device Internet URL that may be modified and developed by Party A from time to time according to the business needs. The domain name and application of the specific website shall be subject to the announcement on Party A’s Platform.

1.2. 甲方平台(以下或称“全球购平台”或“平台”)： 指运行于甲方网站的甲方电子商务开放平台 ，是甲方网站上为用户信息发布、交流和第三方经营者开设店铺经营及其他相关场景提供技术服务的电子商务交 易服务平台。

1.2. Party A’s Platform (“Global Shopping Platform” or “Platform”) refers to the e-commerce open platform of Party A operated on Party A’s Website, which is an e-commerce transaction service platform on Party A’s Website that provides technical services for information posting and communication by users, stores set-up and operation by third-party business operators, and other related scenarios.

1.3. 甲方平台用户：指所有在甲方网站上注册成为甲方注册会员的自然人、法人及非法人组织，本协议 中统称为“用户”，除非另有说明，否则“用户”均指此含义。

1.3. Users of Party A’s Platform refer to all individuals, legal entities and unincorporated organizations registered as Party A’s registered members on Party A’s Website, collectively referred to as “Users” hereinafter, unless otherwise specified.

1.4. 商家后台管理系统：是由甲方提供相关技术支持并系统维护的，用以支撑“甲方平台”运作的软件系 统， 包括商家在线入驻系统与商家后台管理系统”。商家使用该系统时，应当遵守本协议约定、 遵守甲方的 技术服务要求，同时向甲方指定的结算账户支付相关技术服务费用。通过“商家在线入驻系统”，乙方可申 请“商家入驻”，经甲方审核通过后，乙方可获得“商家后台管理系统”使用权限，实现店铺经营。

1.4. Merchant Backstage Management System refers to the software system provided by Party A with relevant technical support and maintenance to support the operation of “Party A’s Platform”, including Merchant Online Admission System and Merchant Backstage Management System. When using the system, Merchant shall abide by this Agreement, comply with Party A’s technical service requirements, and pay the relevant technical service fees to the settlement account designated by Party A. Through the “Merchant Online Admission System”, Party B may apply for “Merchant Admission”. Upon Party A’s approval, the access to the “Merchant Backstage Management System” will be granted to Party B for the purpose of operating the Store.

乙方知晓并同意，商家后台管理系统是以现状和既得方式提供， 进一步知晓并同意，甲方有权随时对该 系统进行优化和调整，发布新的版本，如乙方必须使用新的版本时，乙方应选择使用新版本，或者乙方拒 绝使用时应停止在甲方平台的店铺经营，同时向甲方申请终止本协议。

Party B understands and agrees that the Merchant Backstage Management System is provided on an “AS IS” and “AS AVAILABLE” basis. Party B further understands and agrees that Party A is entitled to optimize and adjust the system and release new versions at any time. Party B shall use the updated version as necessarily required. If Party B refuses to is required to use the updated version, Party B shall choose to use the new version, or if Party B refuses to use, Party B shall stop operating the Store on Party A’s Platform and apply to Party A to terminate this Agreement.

1.5. 商家注册及入驻： 商家注册指欲成为“甲方平台”第三方经营者的商家 (本文或称“卖家”或“商 家”)，依据“甲方平台”入驻流程和要求完成在线信息提交，经甲方审核同意后，商家可以使用设定的 甲方平台用户名和密码登陆“甲方平台”，以开立店铺开展经营；商家入驻， 亦称 “店铺入驻“指第三方 经营者完成商家注册，通过资质审核且满足本协议第三条服务开通中约定的开通条件后成为甲方平台第三 方经营者的过程。

1.5. Merchant Registration and Admission. “Merchant Registration” refers to the process that a merchant who intends to become a third-party business operator on Party A’s Platform (“Seller” or “Merchant”), complete the online information submission according to the admission process and requirements as required by Party A’s Platform and use the username and password set on Party A’s Platform to log in to Party A’s Platform for the purpose of setting up and operate a store upon Party A’s review and approval,. “Merchant Admission” (also referred to as “Store Admission”) refers to the process through which the Merchant becomes a third-party business operator of Party A’s Platform upon completion of the Merchant Registration and qualification verification, subject to the conditions stipulated in Article 3 “Activation of Services” hereof.

1.6. 店铺：商家在完成商家注册及商家入驻流程后，为进行合法经营，依据协议约定和平台规则由乙方 申请，甲方审核通过的具有独立且唯一性 ID(英文 IDentity 的缩写，意为“身份标识号码”，此处指“ 商家 ID”)、特定名称(可依据相关平台规则进行调整) 的网络化虚拟商铺。

1.6. Store refers to the online virtual store with independent and unique ID (abbreviation of identity, which refers to “Merchant ID” herein) and particular name (may be adjustedaccording to the applicable Platform Rules) approved by Party A upon application of Party B according to the terms of this Agreement and the Platform Rules in order to carry out lawful operations, after the Merchant has completed the processes of Merchant Registration and Merchant

Admission.

1.7. 平台规则： 指在甲方平台上已经发布或将来可能发布的与商家经营有关的各种规范性文件， 包括 但不限于乙方使用本协议项下平台相关功能所应遵守的相应规则及其他细则、规范、政策、通知、公告、解读 、考核标准等规范性文件。

1.7. Platform Rules refer to various rules and documents related to the business operations of the Merchant that have been issued or are to be issued on Party A’s Platform, including but not limited to the relevant rules and detailed rules for implementation, specifications, policies, notices, announcements, interpretations and evaluation standards that Party B shall abide by when using the functions of the Platform under this Agreement.

1.8. 乙方商品：是指乙方生产、销售或提供的商品、服务或其他任何合法合规的经营对象，也包含商品附件、 部件、 随机文件资料、 赠品、礼品、奖品、试用品和相关服务等。 无论乙方商品是乙方自己所有或经营，还 是由他人所有或经营，乙方均已获得并享有履行本协议所需要的全部资质、许可以及包括但不限于著作权、 商标权、专利权、肖像权等全部权利及其它合法授权。

1.8. Party B’s Products refer to the products, services, or any other legal and lawful items manufactured, sold, or supplied by Party B, including accessories, parts, accompanying documentation, compliments, gifts, and prizes, trial products, and related services. Regardless of whether Party B’s Goods are owned or operated by Party B or by others, Party B has obtained and is maintaining all necessary qualifications, licenses, rights (including but not limited to copyrights, trademarks, patents, right of likeness) and other legal authorizations required for performing this Agreement.

1.9. 乙方信息：是指乙方在甲方平台上发布的包括乙方企业 LOGO、名称、标识和乙方商品名称、 图 片、视频、销售价格、商品介绍、配送时限等内容在内的信息。乙方需确保乙方信息真实、 合法、有效，不侵犯 任何第三方著作权、商标权、专利权等知识产权权利权益及其他合法权益。

1.9. Party B’s Information refers to the contents and information released by Party B on Party A’s Platform, including Party B’s company LOGO, name, mark, and the name, images, videos, sales price, product description, and delivery time limit of Party B’s Product. Party B shall ensure that Party B’s Information is true, legal and valid, and does not infringe upon any copyright, trademark, patent or any other intellectual property rights or any other legal rights or interests of any third party.

1.10.乙方连带责任主体： 在中国大陆地区办理工商登记，接受乙方委托为乙方提供申报、支付、物流、 仓储等服务，依法具有相应运营资质，直接向海关提供有关支付、物流和仓储 信息，接受海关、 市场 监管等部门后续监管，并向甲方、 消费者就乙方在甲方平台的全部行 为承担民事连带责任的企业。

1.10. Entity Jointly and Severally Responsible for Party B’s Liabilities refers to the business entity that is duly registered with the administration for industry and commerce within Mainland China and has obtained all necessary business qualifications, entrusted by Party B to provide services including but not limited to filing, payment, logistics, warehousing. Such business entity shall provide payment, logistics and warehousing information directly to the customs, accept the follow-up supervision by the customs, market administrative agencies and other regulatory authorities, and be jointly and severally liable to Party A and the consumers for all activities of Party B on Party B’s Platform.

1.11.结算周期： 具体见附件一：结算单签署页

1.11. Billing Cycle refers to that specified in Appendix 1: Signature Page of Billing Form.

1.12.订单总额：是指一个结算周期内用户在甲方网络通过任何方式(包括但不限于点击、 收藏、订阅等 )对乙方商品下单而形成的订单的总金额 (含货款、各项税费)。

1.12. Total Order Amount refers to the total amount (including payment for products and taxes) of orders placed by users for Party B’s Products by any means (including but not limited to clicks, favorites, and subscriptions) on Party A’s Website during a Billing Cycle.

1.13.订单数据： 是指一个结算周期内用户在甲方平台通过任何方式(包括但不限于点击、 收藏、订阅 等)对乙方商品下单而产生的数据； 无论订单是否完成、有效， 只要点击形成订单，即算作有效的订单数据 。订单数据的统计以甲方平台统计为准。

1.13. Order Data refers to the data of orders placed by users for Party B’s Products by any means (including but not limited to clicks, favorites, and subscriptions) on Party A’s Platform during a Billing Cycle. Regardless of whether an order is fulfilled or valid, as long as an order is placed by clicking, it will be counted as valid order data. The statistics of Order Data are subject to the statistics of Party A’s Platform.

1.14. 内容平台： 指 “抖音”、 “西瓜”、 “抖音火山版”等甲方推荐或认可的甲方关联公司运营的内容 平台。甲方及/或其关联公司有权单方对上述平台进行更名，名称变更不影响本协议效力。

1.14. Content Platforms refer to content platforms operated by Party A’s Affiliates recommended or endorsed by Party A, such as “Douyin”, “Tik Tok”, “Xigua” and “Tik Tok Volcano Edition”. Party A and/or its Affiliates may unilaterally change the names of the above-mentioned platforms without prejudice to the validity of this Agreement.

1.15.商品分享：指通过内容平台的直播间、视频等内容中的购物袋、购物车等位置展示商品或服务相关信 息，并在直播、视频等内容中分享相关商品或服务，以下将该等商品及/或服务也可称为“分享商品”。

1.15. Product Sharing refers to displaying product or service related information in the shopping bag, shopping cart, or other places in the live broadcast room, video or other contents of the Content Platforms, and sharing the products or services (also referred to as “Shared Products”) in the live broadcast, video or other contents.

1.16. 甲方关联公司： 指与本协议项下服务相关的甲方的关联主体， 包括但不限于内容平台的运营主体， 如抖音、西瓜、抖音火山版等的运营主体；为您提供金融服务的主体，如贷款、 保险等服务的运营主体 ；精选联盟平台的运营主体。

1.16. Party A’s Affiliate refers to Party A’s affiliates related to the technical services under this Agreement, including but not limited to the operators of the Content Platforms, such as the operators of Douyin, Tik Tok, Xigua, and Tik Tok Volcano Edition; the entities that provide financial services to you, such as the operators providing loan, insurance, and such other services; and operators of the Premium Affiliate Platform.

1.17.精选联盟平台： 是甲方关联公司北京空间变换科技有限公司(以下简称“空间变换”)运营的联盟 平台，为商家和达人提供技术服务，入驻甲方平台的商家可以通过精选联盟平台展示拟进行推广的商品 ，达人可通过从该平台接入的商品中选取相应的商品在内容平台进行分享，消费者用户通过达人分享购 买甲方平台入驻商家的商品后，甲方平台入驻商家应向达人支付相应的推广费用。乙方使用精选联盟平 台的技术服务，应与空间变换签署《“精选联盟”服务协议》。

1.17. Premium Affiliate Platform refers to an affiliate platform operated by Beijing Space Matrix Technology Co., Ltd. (“Space Matrix”), an affiliate company of Party A, providing technical services for merchants and influencers. The merchants admitted to Party A’s Platform may list the products to be promoted on the Premium Affiliate, and celebrities may select certain products from the products connected to and displayed on this platform and share such selected products on the Content Platforms. When consumers purchase the products of the merchants admitted to Party A’s Platform via the sharing by influencers, the merchants admitted to Party A’s Platform shall pay corresponding promotion fee to influencers. When Party B uses the technical services of the Premium Affiliate platform, Party B shall sign a “Premium Affiliate” Service Agreement with Space Matrix.

第二条 服务内容及乙方店铺经营方式

Article 2 Scope of Services and Operations of Party B’s Store

2.1.甲方向乙方提供如下服务：

2.1 Party A shall provide Party B with the following services:

2.1.1. 甲方向乙方提供甲方平台上相应的网络空间及其相应的技术服务、系统升级，以使乙方开设店铺、上传并维 护商品信息、就商品交易与意向用户洽商并开展各项业务。

2.1.2. Party A shall provide Party B with a network space on Party A’s Platform and the corresponding technical services and system upgrades, so that Party B may set up the Store, upload and maintain Product Information, negotiate with potential buyers, and conduct various business operations with repsect to product transactions. 2.1.3. 除 2.1.1 外，乙方同时可参与甲方网站相关活动及享受其他有偿服务。其他有偿服务包括但不限于 广告推广服务、配送仓储服务、支付结算服务等。乙方如需使用该等有偿服务的，乙方应根据服务方的要求以乙 方自身名义单独与提供方洽谈并签署协议(若有)。

2.1.2. In addition to Article 2.1.1 above, Party B may also participate in the related activities and receive other paid services on Party A’s Website. Other paid services include but are not limited to advertising and promotional services, distribution and warehousing services, payment and settlement services. If Party B needs to use such paid services, Party B shall negotiate and sign an agreement (if any) separately with the service provider in Party B’s own name in accordance with the requirements of the service provider.

2.1.3. 乙方的经营行为受甲方的监督和管理。甲方有权依据法律法规、本协议及平台规则， 对乙方 在甲方平台内的经营行为作出限制和管理，包括但不限于要求乙方删除或调整其发布的信息、限制“乙 方后台管理系统”的权限等。

2.1.3. Party B’s business activities are subject to Party A’s supervision and management. Party A is entitled to, in accordance with the applicable laws and regulations, this Agreement and Platform Rules, impose restrictions and management on Party B’s business activities on Party A’s Platform, including but not limited to requiring Party B to delete or adjust the information posted by Party B, and restricting the access of Party B’s Backstage Management System.

2.1.4. 乙方的经营行为受消费者的监督，消费者可以通过甲方平台评价功能对乙方的商品和 服务 进行评价，该评价将以分值的形式体现乙方商品及其服务的优劣；

2.1.4. Party B’s business activities shall be supervised by consumers, who may evaluate Party B’s Products and services through the evaluation function of Party A’s Platform, in which case such evaluation will reflect the quality of Party B’s Products and services via rating score.

消费者也可以通过向甲方、 监管机关、 媒体等进行投诉进行监督，甲方知悉该投诉后，将开启调查并出具评 估意见。

Consumers may also conduct supervision by making complaints to Party A, the regulatory authorities, or media, etc. Upon noticing such complaints, Party A will initiate the investigation and issue evaluation opinions.

2.2.乙方店铺经营方式

2.2 Operations of Party B’s Store

乙方作为乙方商品销售者，其店铺由乙方自行维护，包括但不限于商品介绍、价格、规格等信息的上传、修改 、展示等操作。乙方经营店铺应由乙方以其自身名义开展，并负责用户的咨询答复、商品的推广宣传、商品的 促销等事宜。

As the seller of Party B’s Products, Party B shall be solely responsible for maintaining the Store, including but not limited to uploading, modifying, and displaying the product descriptions, prices, specifications and such other product information. Party B shall operate the Store in his own name, and be responsible for responding to inquiries from users, advertising and promoting products.

甲方不参与乙方店铺的实际经营活动中。

Party A will not participate in the actual business activities of Party B’s Store.

第三条 服务开通、 证明文件提交

Article 3 Activation of Services; Submission of Supporting Documents

3.1.服务开通

3.1 Activation of Services

3.1.1. 甲方在乙方提出申请并满足以下条件后为乙方开通小店服务：

3.1.1. Upon request of Party B and satisfaction of the following conditions, Party A will activate the services for Party B’s Store:

(1) 乙方已按照本协议或者其他补充协议(若有)中约定的金额和时间足额缴纳保证金；

(1) Party B has paid the deposit in full according to the amount and deadline stipulated in this Agreement or any other supplementary agreements (if any);

(2) 乙方已按照本协议及甲方平台相关规则提交证明文件或其他相关证明并已通过甲方审核；

(2) Party B has submitted the supporting documents or other relevant proofs in accordance with this Agreement and the applicable rules of Party A’s Platform and such documents have passed Party A’s review;

(3) 乙方已注册成为甲方平台用户且本协议已签署生效。

(3) Party B has registered as a user of Party A’s Platform and this Agreement has been duly executed and become effective.

3.1.2. 甲方为乙方开通服务后，乙方可利用甲方平台用户名及自设密码登陆商家后台，根据甲方平台相关规 则及流程向本协议附件中涉及的乙方特定店铺上传、发布商品信息，与用户交流达成交易，使用本协议约定 的其他有偿服务等。

3.1.2. After Party A activates the services for Party B, Party B may use the username and password for Party A’s Platform to log into the merchant backstage, upload and post Product Information to Party B’s Store as defined in the appendix attached hereto according to the applicable rules and procedures of Party A’s Platform, communicate with users to makefor transactions, and use other paid services agreed herein, etc.

3.2.证明文件提交

3.2 Submission of Supporting Documents

3.2.1. 乙方须根据甲方平台相关规则及要求向甲方提交证明文件或其他相关证明，包括但不限于注册登记证 明文件、 授权委托书、商标注册证、质检报告、报关单、检验检疫证书、商品来源地证明等。乙方同意甲方可聘 请第三方公司对乙方提供的相关资质文件等资料进行审核，并同意将乙方向甲方提交的相关资质文件提供给第三 方公司，以完成对乙方资质等信息的审核,甲方审核为形式审核，审核通过并不代表甲方对审核内容的真实性、 合法性、准确性、及时性的确认，甲方对乙方因信赖审查结果而造成的损失不承担责任。在发生客户投诉、行政

机关机构调查、诉讼等事项时，商家还应向甲方提交加盖商家公章的原件或电子扫描件。

3.2.1. Party B shall submit supporting documents or other relevant proofs to Party A in accordance with the applicable rules and requirements of Party A’s Platform, including but not limited to registration certificates, letter of authorization/power of attorney, trademark registration certificates, quality inspection reports, customs declarations, certificate of inspection and quarantine, and proof of origin of goods. Party B agrees that Party A may engage a third-party company to review the relevant qualification documents provided by Party B, and may provide the relevant qualification documents submitted by Party B to the third-party company, for the purpose of reviewing Party B’s qualification and relevant information. Party A only conducts formality review on the reviewed contents. Completion of the review process shall not be deemed as Party A’s confirmation of the authenticity, legality, accuracy, and timeliness of the reviewed contents, and Party A shall not be liable for the losses caused by Party B’s reliance on the review result. In the event of customer complaints, investigations by administrative authorities, or lawsuits, the Merchant shall also submit the original or electronic scanned copy of the above-mentioned documents affixed with the Merchant’s common seal to Party A.

3.2.2. 乙方保证向甲方提供的上述证明文件或其他相关证明真实、 合法、准确、有效，并保 证上述

证明文件或其他相关证明发生任何变更或更新时，及时通知甲方，若上述文件变更或更新导致乙方不符合本协 议所规定入驻条件的，甲方有权单方全部或部分限制乙方经营，直至终止本协议。若因乙方提交虚假、过期文件 或未及时更新或通知证明文件更新导致纠纷或被相关监管机关处罚的，由乙方独立承担全部法律责任，如因此造成 甲方(包括甲方关联公司、 合作方、 代理人或职员)损失的，乙方应予以赔偿。

3.2.2. Party B warrants that the above-mentioned supporting documents or other relevant proofs provided to Party A are true, legal, accurate, and valid, and that Party B will promptly notify Party A when the above-mentioned supporting documents or other relevant proofs have any change or update. If the change or update causes Party B’s failure to meet the conditions for admission under this Agreement, Party A may unilaterally restrict Party B’s operations in whole or in part, or even terminate this Agreement. In the event that Party B submits any false and/or expired document(s), or fails to update or notify the updates of supporting document, which results in any dispute or any penalty imposed by any regulatory authority, Party B shall solely assume all legal liabilities. In this case, Party B shall indemnify Party A (including Party A’s Affiliates, business partners, agents, and employees) against all losses and damages.

3.2.3. 乙方向甲方提交的信息中涉及如企业法定代表人或授权代表的身份证证明材料的复 印件 或其身份证件号码等个人敏感信息的，乙方保证已获得相关个人信息主体的明确同意， 相关使用目的与行 为符合本人意愿及相关法律的要求。

3.2.3. In the event that the information submitted by Party B to Party A contains any personally sensitive information, such as a photocopy of identity certificate or identity certificate number of the legal representative or authorized representative of a company, Party B warrants that express consent has been expressly obtained from the personal information owners, and the purpose and usage of such information comply with the intention of the personal information owner and applicable laws.

第四条 店铺经营

Article 4 Operations of the Store

4.1.商品经营限制.

4.1 Restrictions of Operations

4.1.1. 乙方同意甲方根据乙方注册地相关机构颁发的注册登记证明文件所载明的经营范围及乙方申请 经营的经营类目，核实及调整乙方在甲方平台经营的具体商品的种类、数量和类目范围。乙方不得在甲方平 台销售以下商品及/或提供以下服务：

4.1.1. Party B agrees that Party A may verify and adjust the types, quantity, and categories of Party B’s Products on Party A’s Platform according to the business scope indicated in the registration certificate issued by the registry of Party B’s registration place as well as the business category applied for by Party B. Party B shall not sell the following products or provide the following services on Party A’s Platform:

(1) 中国大陆地区禁止销售/进口或限制销售/进口的；

(1) The sale/import of which is prohibited or restricted in Mainland China;

(2) 侵犯他人知识产权或其它合法权益的；

(2) Which infringes upon the intellectual property rights or other legitimate rights or interests ofothers;

(3) 甲方平台规则、公告、通知或各平台与乙方单独签署的协议中已明确说明不适合在甲 方平台上销 售及/或提供的。

(3) Which is not proper to be sold and/or provided on Party A’s Platform as expressly stated in the rules, announcements, and notices of Party A’s Platform, or the agreements separately executed by and between any Platform and Party B.

如乙方违反上述规定，发生任何纠纷或被相关国家主管机关处罚，乙方应独立承担全部责任， 若因此给甲方或甲方 关联公司造成损失的，乙方应赔偿全部损失，且甲方有权终止协议项下的全部服务且不承担任何责任。

If Party B violates any provisions aforesaid, has any disputes or is penalized by the competent authority, Party B shall solely assume all liabilities and indemnify Party A and its Affiliates against all losses and damages resulting therefrom, and Party A shall be entitled to terminate any and all services under this Agreement without any liabilities.

4.1.2.乙方保证按照甲方平台审核通过的商品类目和品牌经营，未经甲方书面确认，不得擅自增加、变更商 品类目和品牌。保证按照甲方平台规则及国家相关规定设置商品价格、售卖限制、 库存数量、商品说明及其他 商品信息，并对上述设置独立承担全部法律责任。

4.1.2 Party B undertakes to only operate the products in the categories and brands approved by Party A’s Platform, and will not add or change the product categories or brands without Party A’s written confirmation. Party B undertakes to set up product prices, sales restrictions, inventory quantities, product descriptions, and other product information in accordance with the rules of Party A’s Platform and the applicable laws and regulations and shall solely assume all legal liabilities resultingtherefrom.

4.2. 商品/服务质量控制及销售授权

4.2. Product/Service Quality Control and Sales Authorization

4.2.1. 为最大程度保障消费者权益， 满足消费者对商品的质量要求，乙方有义务对其在甲方平台销售的每 款商品按照中国大陆地区的各类强制性标准、商品产地的法律规定、各项标准及甲方发布的各品类商品要 求进行质量控制(包括且不限于商品法律法规符合性、商品安全性、商品功能材质与描述符合性、商品标 识 、商品外观 、商品包装等)。

4.2.1. In order to protect the rights and interests of consumers to the maximum extent and meet consumers’ product quality requirements, Party B shall be responsible for the quality control of each product sold on Party A’s Platform in accordance with various compulsory standards of Mainland China, the laws and standards of the origin of the product, as well as the requirements of Party A for all categories of products (including but not limited to compliance with applicable laws and regulations regarding product conformity, safety, consistency of functions, materials, and descriptions, marks, appearance, and packaging).

甲方有权随时委托第三方质检机构不定期抽检乙方的商品(检测项目包括但不仅限于乙方销售商品的 性能、 质量、材料成分等) ，或要求乙方对甲方指定商品提供进货凭证 ，出厂检验报告或者第三方质检 机构出具的检测报告等相关商品及批次的质量合格证明文件。

Party A may, at any time, engage a third-party quality inspection agency to inspect Party B’s Products from time to time (the inspecteditems include but are not limited to function, quality, materials/ingredients) of the products sold by Party B, or request Party B to provide proof of purchase, factory inspection report or test report issued by a third-party quality inspection agency or other relevant product and batch quality certificate for the products designated by Party A.

如果乙方所销售商品抽检不合格或无法向甲方提供相关商品及批次质量合格的证明文件，甲方有权根据 法律法规 、平台规则 、相关规范及标准，并结合问题的严重程度对乙方作出处罚及提出相应的限期整改要 求。乙方应当配合限期整改及根据甲方的要求进行指定商品的第三方检测 ，并承担因此产生的全部费用。乙方 拒绝执行的，甲方有权采取相关措施，包括但不 限于停止向乙方提供服务 、终止本协议 、要求乙方承担违约 责任、 损害赔偿等。

In the event that any product sold by Party B fails to pass the spot check or Party B is unable to provide Party A with the relevant product and batch quality certificates, Party A may impose a penalty on Party B and require Party B to take rectification measures within the prescribed period of time in accordance with the applicable laws and regulations, and the rules, codes, and standards of Party A’s Platform, with the severity of the problems to be taken into account. Party B shall cooperate with the rectification requirements within the prescribed period of time, and the testing of the designated product by a third party according to Party A’s requirements, with all costs and expenses incurred therefrom to be borne by Party B. If Party B refuses to do so, Party A is entitled to take relevant measures, including but not limited to terminate the services provided to Party B, terminating this Agreement, and claiming liabilities against Party B for breach of contract and damages caused by Party B.

如果因乙方商品问题而导致甲方遭受损失(包括但不限于经济或声誉上的损失)，甲方有权要求乙方 赔偿并承担因此而产生的所有费用。

Party A is entitled to require Party B to indemnify against all damages and losses, costs and expenses, including financial or reputation damages, resulting from Party B’s Products.

4.2.2. 乙方应承诺提前取得了销售商品的品牌方的授权或从品牌方授权渠道购进商品。

4.2.2. Party B warrants that any and all products listed by Party B are duely authorized by the owner or purchased from the channel authorized by the brand owner.

4.2.3. 乙方认可甲方有权对乙方商品(包括服务类商品在提供服务过程中会使用到的商品) 进货来源的 不定期检查，乙方有义务保留进货来源凭证 。甲方将根据实际情况如消费者反馈 、商标权人等相关权利人或 第三方鉴定机构鉴定结果、乙方的商品信息及交易数据等对商品 (包括服务类商品在提供服务过程中会使用

到的商品)的真伪作出判断 ，乙方同意对此承担举证不能的不利后果。

4.2.3. Party B acknowledges that Party A is entitled to inspect the source of Party B’s Products (including the products used during the course of providing services) from time to time, and Party B is obliged to maintain the proofs of purchasing the producte. Party A will determine the authenticity of the products (including the products used used during the course of providing services) based on the actual circumstances, including but not limited to feedback from consumers, verification result by trademark owners, relevant right holders or third-party agencies, Party B’s Product Information and transaction data, and Party B agrees to bear the adverse consequences of failing to provide sufficient proof.

4.2.4.若乙方销售的商品存在任何缺陷或危及人身财产安全的隐患，或存在其他重大安全问题等应召回的情 形时乙方应积极主动召回商品。前述情况下，乙方未主动召回商品的，甲方有权决定召回有关商品，乙方应按 甲方要求完成对召回商品的退、换、维修，在甲方平台或甲方指定的其他网站公布召回信息，并承担由此产生 的所有费用。

4.2.4. If the products sold by Party B have any defect or hazard that endangers personal or property safety, or any other major safety issue that shall be recalled, Party B shall take the initiative to recall the products, otherwise , Party A is entitled to recall the relevant products, and Party B shall return, replace or repair the recalled products as requested by Party A, and make a recall announcement on Party A’s Platform or any other website designated by Party A, with all the expenses incurred thereof to be borne by Party B.

4.2.5.店铺管理及信息发布乙方应对店铺负有管理义务，对其店铺中出现的违反乙方注册地及中国大陆 地区有关法律、法规规定及甲方规则的信息予以立即删除。 否则对乙方前述不当行为，甲方有权追究其违约、 侵 权责任并/或解除本协议。

4.2.5. Store Management and Information Release. Party B is responsible for the management of the Store, and shall immediately delete the information in the Store if such information violates the applicable laws or regulations of the place of incorporation of Party B or Mainland China, or Party A’s rules, otherwise , Party A may claim the liabilities for breach and infringement against Party B and/or terminate this Agreement.

4.2.6. 甲方有权将乙方注册地或中国大陆地区相关部门发布的生效法律文书或行政文书确定的 乙方相关的违法违规事件，或乙方已确认的乙方违反本协议相关约定的事项，在甲方平 台上予以公示。

4.2.6. Party A is entitled to publicize on its Platform any incident of Party B’s violation of any laws and regulations as defined by any effective legal instrument or administrative instrument issued by the relevant authority of the place of incorporation of Party B or Mainland China, or Party B’s breach of this Agreement confirmed by Party B.

4.2.7. 因网上交易平台的特殊性，甲方没有义务对所有乙方的交易行为以及与交易有关的其 它事 项进行事先审查，但下列情况除外：

4.2.7. Due to the particularity of the online transaction platform, Party A is not obliged to conduct prior review on all Party B’s transaction activities and other matters related to transactions, except in the following circumstances:

(1) 第三方通知甲方，认为某个具体商家或具体交易事项可能存在重大问题；

(1) Any third party informs Party A that it believes that there might be major problem(s) with a specific merchant or specific transaction;

(2) 商家或第三方向甲方告知某个具体商家通过交易平台进行违法或不当行为的；

(2) The Merchant or any third party informs Party A that a specific merchant commited illegal or improper conduct through Party A’s Platform;

(3) 甲方发现某个具体商家或具体交易事项可能存在重大问题。

(3) Party A believes that there might be major problem(s) with a specific merchant or specific transaction.

甲方以普通非专业人员的知识水平标准对相关内容进行判别，如认为这些内容或行为具有违法或不当性 质的，甲方有权根据不同情况选择删除相关信息、对商家店铺采取限制性措施或停止对该商家提供服务，除法 律另有规定外，您同意甲方对删除或限制措施不承担任何责任， 如最终证明第三方为恶意或缺乏权利凭证，您同意自 行向第三方追责。

If Party A believes that such content or conduct is illegal or improper, upon judgment with the knowledge level standard as a normal non-professional person, according to the different scenarios, Party A is entitled to delete the related information, take restrictive measures against the merchant’s store, or discontinue the services to the merchant, as the case may be. Except as otherwise provided by law, you agree that Party A is not liable for the deletion or restrictive measures. If it turns out that such third party is malicious or lacks proof of entitlement, you agree to make a recourse against the third party by yourself.

4.2.8.乙方保证履行“如实描述”义务，在甲方平台发布的商品信息真实、准确， 符合甲方平台规则及《中 华人民共和国广告法》等中国大陆地区、其他相关国家/地区的法律法规的规定，与实际出售的商品一 致，不含任何夸大或虚假内容， 并对描述的准确和相符负有举证责任并承担独立的完全的法律责任。若发 布的上述信息变更的，乙方应及时在甲方平台予 以更新。若因信息未及时变更引起法律后果的，乙方独立承 担全部责任。乙方应当确保所发 布的信息不包含以下内容：

4.2.8. Party B undertakes to fulfill the obligation of “truthful description”, and that the Product Information released on Party A’s Platform is true and accurate, and complies with the rules of Party A’s Platform and the Advertising Law of the People’s Republic of China and other laws and regulations of Mainland China and other applicable countries/regions, and is consistent with the products actually sold, without any exaggeration or falsification. Party B has the burden of proof for the accuracy and consistency of the product descriptions, and is fully liable independently for all legal liabilities arising therefrom. If any information released is changed, Party B shall promptly update it on Party A’s Platform, otherwise, Party B shall solely assume all legal consequences caused by the failure to update promptly. Moreover, Party B shall ensure that the released information does not contain any of the following contents:

(1) 违反国家法律法规禁止性规定的；

(1) Violating any prohibition of the applicable laws and regulations;

(2) 政治宣传、封建迷信、 淫秽、色情、赌博、暴力、 恐怖、教唆犯罪的或有害未成年人的；

(2) Political propaganda, feudal superstition, obscenity, pornography, gambling, violence, terror, abetting crime or harmful to minors;

(3) 欺诈、虚假、不准确或存在误导性的；

(3) Fraudulent, false, inaccurate, or misleading;

(4) 侵犯他人知识产权、人格权、或涉及第三方商业秘密及其他专有权利的；

(4) Infringing upon any intellectual property right, personality right, or involving trade secret, or any proprietary right of any third party;

(5) 侮辱、诽谤、恐吓、涉及他人隐私等侵害他人合法权益的；

(5) Insulting, slandering, intimidating, or involving the privacy of others, or otherwise infringing upon the legitimate rights or interests of others;

(6) 存在可能破坏、篡改、删除、影响甲方平台任何系统正常运行或未经授权，秘密获取甲方平台及其 他用户的数据、 个人资料的病毒、木马、爬虫等恶意软件、 程序代码的；

(6) Viruses, Trojan horses, crawlers, and other malicious software or program codes that would damage, tamper with, delete, or impact the normal operation of any system on Party A’s Platform, or secretly obtain data or personal information of Party A’s Platform and other users without authorization;

(7) 其他违背社会公共利益或公共道德或依据相关甲方平台协议、规则的规定不适合在甲方平台上发布 的。

(7) Any other content that violates public interests or public ethics, or is not suitable for releasing on Party A’s Platform in accordance with the relevant agreements or rules of Party A’s Platform.

4.2.9 乙方保证至少向用户展示乙方商品的中文电子标签、 说明书，如实说明乙方商品的产地、 材质、 使用方法及注意事项等事宜。

4.2.9 Party B warrants to display explicitly to users at least the Chinese electronic labels and instructions of Party B’s Products, and truthfully describe the origin, material, method of use, and precautions etc. of Party B’s Products.

4.2.10. 乙方保证明确向用户说明产品的使用期限或质保期限、 产品使用方法及注意事项等事宜，在甲方 平台展示销售的商品的使用期限及质保期应当符合平台规则的要求。

4.2.10. Party B warrants to specify to users of the service life or warranty period, method of use, and precautions etc. of Party B’s Products, and that the period of use and warranty period of the products displayed and sold on Party A’s Platform shall meet the requirements of the Platform Rules.

4.3. 促销活动

4.3 Promotional Activities

甲方有权根据市场情况及甲方平台入驻商家经营情况组织相应的促销活动，乙方应根据自身经营情况及 商品情况积极予以支持。一旦乙方以书面方式(包括但不限于电子邮件、 传真、系统在线报名等)确认选择 参与上述促销活动的，乙方不得中途退出促销活动，或采取商品下架、减少库存等影响店铺正常运营或 不利于消费者权益的方式变相退出促销活动。

Party A may organize appropriate promotional activities according to the market situations and the business circumstances of the merchants admitted to Party A’s Platform, and Party B shall take the initiative to support such activities according to its own business circumstances and products status. Once Party B confirms in writing (including but not limited to by email, fax, or online registration via the system) that it chooses to participate in any of the promotional activities mentioned above, Party B shall not withdraw from the promotional activity or withdraw from the promotional activity in disguised forms that affect the normal operations of the Store or that are detrimental to the rights and interests of consumers, such as de-listing the products or reducing inventory.

4.4. 售后服务及客服

4.4 After-sales Service and Customer Service

4.4.1. 乙方保证按照本协议及平台相关规则约定、中国大陆地区的相关法律法规规定、自身售后服务承诺为 向用户获得售后服务提供便利和条件，同时保证按照本协议附件的相关规定 履行消费者权益保障。

4.4.1. Party B warrants that it will provide convenience and facility for users to obtain after-sales service in accordance with the provisions of this Agreement and relevant rules of the Platform, applicable laws and regulations of Mainland China, as well as its own after-sales service commitment, and that it will perform its responsibility of protecting the rights and interests of consumers in accordance with any and all relevant provisions of the appendices to this Agreement.

4.4.2. 乙方保证遵守甲方平台服务承诺的相关规则 ，承诺向用户提供以下服务：

4.4.2. Party B undertakes to abide by the relevant rules of Party A’s Platform regarding service commitments and promises to provide the user with the following services:

(1) “正品保障”服务

(1) Service of “Genuine Guarantee”

用户在平台购买乙方商品，若经甲方认定为假货或非原装正品，乙方承诺对用户进行“假一赔十”，即乙方应 向用户退还用户全部支付费用(包括商品价款、 运费、税款)，并且向用户实际赔付商品价款十倍的补偿金 。

If a user purchases any product from Party B through the Platform and it is determined by Party A that such product is fake or not genuine, Party B promises to pay the user at ten times of the product price. For clarity, Party B shall refund the user the full amount (including the price of the product, shipping cost, and taxes) paid by the user, as well as the compensation equivalent to ten times of the product price.

（2） “破损包退”服务

(2) Service of “Guaranteed Return of Damaged Product”

用户在平台购买乙方商品，乙方承诺如用户收货时存在商品破损情形，在用户按平台规则提供有效凭证的情况 下，对破损商品对应费用做退款处理（包括用户支付商品价款、 运费及各 项税款）。

When a user purchases Party B’s Products on the Platform, Party B undertakes that in the event that the product is damaged when the user receives the product and provides valid proof pursuant to the Platform Rules, Party B will refund the price of the damaged products (including the price, shipping costs, and taxes paid by the user for the products).

（3） “本地退货”服务

(3) Service of “Local Return”

用户在平台购买乙方商品，乙方承诺为用户提供当地退货服务，用户可以退货到指定其所在地区的指定退 货地点完成退货，如商品销往中国大陆的，乙方应提供中国大陆的退货地点。

When a user purchases Party B’s Products on the Platform, Party B promises to provide the user with local return service, that is, the user may return the products to the designated return location in the area designated by Party B. If any product is sold to Mainland China, Party B shall designate a return location within Mainland China.

乙方同意甲方平台在通知乙方后有权调整上述乙方必须向用户提供的服务承诺范围及定义 。

Party B agrees that Party A’s Platform may, by giving a notice to Party B, change the scope and definition of the above-mentioned service commitments that Party B must provide to the user.

4.4.3. 乙方保证如向用户承诺“七天无理由退换货”或进行其他承诺的情况下，应当按照承诺向用 户提供服务。

4.4.3. Party B undertakes that it shall provide the user with the promised services according to his commitment if he makes a promise of “7-day return or replacement with no reason required” or any other promise to the user.

一旦消费者纠纷商家处理无果，消费者投诉至平台， 由甲方平台介入处理纠纷，如经甲方平台判定，乙方应 支持商品七天无理由退换货 ，如乙方拒不支持 ，甲方可在乙方保证金或应向乙方支付的款项中扣除相应商 品货款。

If any dispute between any consumer and the Merchant cannot be resolved and the consumer makes a complaint to Party A’s Platform, Party A’s Platform will intervene in the dispute resolution. If Party A’s Platform determines that Party B shall support the 7-day return with no reason required but Party B refuse to support, Party A may deduct the price of the product involved from Party B’s deposit or the amount payable to Party B.

4.4.4. 甲方有权要求乙方提供与乙方商品、服务等相关的信息，以便于客户直接向甲方平台客服中心进行咨 询时予以回复，对于甲方无法回答或属乙方掌握的情况，甲方有权要求乙方在指定的时限内予以回复或给出相应 方案，对乙方未及时解决的客户咨询及投诉，甲方有权 对乙方或乙方商品采取相应处理措施，包括但不限 于退货、退款、 赔偿客户损失等。

4.4.4. Party A is entitled to request Party B to provide information about Party B’s Products and services, etc. for the purpose that the questions raised by the customers can be directly responded by the customer service center of Party A’s Platform. Where any questions that Party A is unable to answer or the relevant information is within the control of Party B, Party A may require Party B to give an answer or solution within the prescribed period of time. Where Party B fails to promptly resolve any question or complaint of a customer, Party A is entitled to take appropriate actions against Party B or Party B’s products, including but not limited to return of products, refund, or compensating for the customer’s losses (if any).

4.5. 规则调整

4.5 Adjustment to Rules

4.5.1. 乙方同意并认可，甲方有权根据中国大陆地区相关法律法规 、政策及平台运营情况， 对甲方平台 规则予以调整，并提前七天（以下简称 “公示期”）在甲方网站公示 ，如乙方不接受变更，须在相关变 更公示七天内选择解约 。如乙方在相关调整生效后，仍登录或继续使用甲方服务的， 视为乙方接受调整后 的平台规则 。

4.5.1. Party B agrees and acknowledges that Party A may adjust the rules of Party A’s Platform in accordance with applicable laws, regulations and policies of Mainland China and the platform operations, and announce the adjustments on Party A’s Website at least seven days in advance (“Publicity Period”). If Party B does not accept the adjustments, he shall rescind this Agreement within the Publicity Period. If Party B continues logging into Party A’s Platform or using Party A’s services after the relevant adjustments take effect, it shall be deemed that Party B accepts the adjusted rules of the Platform.

4.5.2.乙方同意甲方根据业务调整情况将本协议项下的权利和义务部分或全部转移给甲方关联公司，但 须基于合理的期限提前通知乙方，中国大陆地区法律法规有相关规定的， 从其规定。

4.5.2. Party B agrees that Party A may transfer part or all of its rights and obligations under this Agreement to an Affiliate of Party A depending on business adjustments, but shall give a notice to Party B within a reasonable period prior to the transfer, unless it is otherwise provided in the applicable laws and regulations of Mainland China.

4.6. 考核

4.6 Evaluation

乙方认可并接受甲方基于提升消费者体验及平台商家经营能力，从品牌 、店铺等维度对商家经营进行的 考核及甲方所制定并公示的相关考核标准，并承诺在考核中诚实守信 ，不对考核结果弄虚作假 。如乙方违 反前述承诺或在考核中最终未能达标的，乙方同意甲方可根据相关规则/考核标准终止本协议或对店铺采取 相应处理 （包括店铺监管 、限制店铺类型等）。

Party B acknowledges and agrees that Party A’s evaluation of the operations of the Merchant from the perspectives of brand and Store, etc., based on improving the experience of consumers and the business capability of the Merchant of the Platform, as well as the relevant evaluation criteria formulated and publicized by Party A, and undertakes to act in good faith during the evaluation and not to cheat in the evaluation. If Party B breaches the foregoing undertaking or fails to achieve the criteria in the evaluation, Party B agrees that Party A may terminate this Agreement or take corresponding measures against the Store (including monitoring the Store or imposing restriction(s) on the type of the Store) according to the applicable rules/evaluation criteria.

4.7. 禁止引流

4.7. No Soliciting

4.7.1. 乙方不得在甲方平台发布任何吸引用户到其他平台或乙方自身网络销售平台或渠道进行交易的信 息，也不得在配送包裹中夹带此类吸引用户的信息。

4.7.1. Party B shall not release any information on Party A’s Platform to solicit users to other platforms or Party B’s own online marketing platforms or channels for conducting transactions, or include such solicitation information in any delivery package.

4.7.2. 乙方在平台的经营活动中，不得以任何名义和方式展现与售卖的商品无关的任何单位或个人 的电话号、电子邮件、 二维码以及包括但不限于微信号、QQ 号、微博账号等网络社交程序账号及其他 联系方式。

4.7.2. During the business activities on the Platform, Party B shall not display any telephone number, email address, QR code of any entity or individual who is irrelevant to the products sold or to be sold in whatever name or way, as well as social networking application accounts including but not limited to WeChat account, QQ account, Weibo account, and any other contact information.

第五条 商品分享

Article 5 Product Sharing

若乙方在内容平台开通或绑定账号，开展直播或短视频等方式的商品分享业务，为实现依法依规规范运营 ，乙方应遵循以下经营管理条款，以保障观众、消费者、内容平台的合规性，以促进行业的健康和快速发展 ：

If Party B has activated or bound an account on the Content Platforms to provide Product Sharing services in such forms as live broadcast or short video, in order to ensure that the operations comply with the laws and regulations, Party B shall abide by the following operating and management rules to ensure the compliance with laws and regulations by the audience, consumers and the Content Platform, thereby promoting the healthy and rapid development of the business sector:

（1） 乙方直播人员应当符合甲方及内容平台对直播人员各方面认证流程、资质要求；上岗前， 须认真 学习平台规则规范且参与甲方组织的培训及考试，保证直播效果。乙方应当将直播人员账号等信息提前向 甲方报送，经甲方平台确认后方可开展直播。乙方保证就上报及店铺绑定的直播人员账号信息，已经取得了账 号主体的授权。乙方与直播人员就商品的直播，如有费用或报酬，由乙方与直播人员自行沟通协商， 精选联盟平 台不会向直播人员就直播促成的交易结算任何费用；

(1) Party B’s live broadcast anchor shall abide by the certification process and qualification requirements of Party A and the Content Platforms for the live broadcast anchor in all aspects; before taking up the post, the live broadcast anchor shall make an earnest effort to learn the Platform Rules and participate in the training and tests organized by Party A so as to ensure the quality of live broadcasts. Party B shall submit the account and other information about the live broadcast anchors to Party A in advance, and the live broadcast may be carried out only upon the confirmation of Party A’s Platform. Party B warrants that he has obtained the permission from the account owner for the account information of the anchors submitted and bound to the Store. If there is any fee or compensation for the live broadcast of the products between Party B and any live broadcast anchor, Party B shall communicate and negotiate on his own with the live broadcast anchor, and the Premium Affiliate Platform will not pay any fee or expense to the live broadcast anchor for any transactions concluded as facilitated by the live broadcast anchor;

（2） 乙方通过甲方及内容平台分享的所有商品，必须符合甲方要求的运营管理规范及内容平台的规范 要求，如乙方违规操作，甲方及甲方关联公司有权对乙方进行处罚。处罚方式包括但不仅限于停播整改、扣罚 保证金、暂停提现权限、责令向受损人赔付、支付违约金、赔偿损失、终止协议等， 且乙方有权依法将违规情 形和处罚情况向相应主管部门报送；

(2) All products shared by Party B through Party A and the Content Platforms shall meet the operation and management rules and requirements of Party A and the standard requirements of the Content Platforms. If Party B violates these rules or requirements, Party A and its Affiliates are entitled to impose certain punishment on Party B. Such punishment include but not limited to suspension of live broadcast for rectification, deducting an amount from the deposit for penalty, suspension of the authority for withdrawal of payments, ordering to pay compensation to the injured party, payment of liquidated damages, compensation for losses and termination of this Agreement, and Party A is entitled to report the violation and punishment to the competent authorities;

（3） 乙方承诺，乙方商品以直播、短视频等形式在内容平台进行分享，相应内容应当符合内容平台相 关协议、规则（以下合称“内容平台规范”）， 甲方及甲方关联公司有权调整内容平台规范，如乙方不同 意该规范内容的调整，应当暂停使用内容平台的商品分享功能服务；否则视为乙方同意规范的调整，并遵守适用调 整后的内容平台规范内容。乙方承诺商品分享内容应全面介绍商品信息、包括商品的瑕疵情况，不存在任何虚 假、夸大等违法违规情形， 商品价格信息一旦确定，不得随意修改，应严格按照商品详情页上的价格信息进行 介绍。乙方应就第三方对乙方商品进行商品分享的内容在发布前进行审核，并就产生的一切问题承担连带责任。 如出现内容违规情形，甲方有权从乙方的保证金中扣除相关责任款项，以赔偿对用户或甲方或甲方关联公司的 损失；

(3) Party B warrants that the contents of all the products shared on the Content Platforms in forms of live broadcast or short video comply with the agreements and rules of the Content Platforms (collectively referred to as “Rules of Content Platforms”). Party A and its Affiliates are entitled to adjust the Rules of Content Platforms. If Party B disagrees with the adjustments to such rules, he shall discontinue the use of the product sharing function of the Content Platforms; otherwise, it shall be deemed that Party B accepts the adjustments and agrees to abide by the adjusted Rules of Content Platforms. Party B undertakes that the the Product Sharing contents shall comprehensively describe the product information, including the defect (if any) in the products, without any falsification or exaggeration or any other violation. Upon confirmation, the price information of products may not be changed at will. The price information of products shall be in strict consistency with the price stated on the page of details of the products. Party B shall review the contents of Party B’s Products to be shared by any third party before such contents are released, and shall be jointly and severally responsible for all consequences arising from such contents. If any content violates the rules, Party A is entitled to deduct the amount of liabilities from Party B’s deposit to compensate for the losses incurred by the users or Party A or its Affiliate;

（4） 乙方应当按照内容平台要求开设直播帐号并进行实名认证，实际乙方直播帐号以内容平台确认为 准。 无论该等直播帐号是否以乙方自身身份信息认证 （如通过其委托的个人进行认证的），乙方均应当对该等 直播帐号内所有内容承担责任；相关直播帐号的任何行为和内 容存在违反本协议约定、违法违规或其他不当 因素，给甲方及/或内容平台、甲方其他关联公司造成了任何损失或责任 （如行政处罚等），乙方均应当全额赔 偿，并负责消除影响。乙方直播帐号应按照内容平台要求的结算方式结算直播收益 （如有）；

(4) Party B shall open a live broadcast account and go through real-name authentication according to the requirements of the Content Platforms. The actual live broadcast account of Party B shall be subject to the confirmation by the Content Platforms. Regardless of whether the identity information of such live broadcast account is authenticated by Party B on his own (e.g., via his authorized agent), Party B shall be responsible for all contents contained in such live broadcast account. If any activity or content under the live broadcast account violates this Agreement, any law or regulation or otherwise is improper, Party B shall fully indemnify Party A and/or the Content Platforms and Party A’s Affiliates against all losses or liabilities (such as administrative penalties) incurred thereby, and shall eliminate all negative impact thereof. Party B’s live broadcast account shall settle the live broadcast revenue (if any) in accordance with the settlement method required by the Content Platforms;

（5） 甲方关联公司为乙方开通了相应的通过直播、短视频等形式进行商品分享的功能权限，甲方及甲 方关联公司有权随时依据平台情况、市场环境、政策法规及乙方运营合规等情况，以书面或邮件通知的 形式决定是否关闭乙方的商品分享权限。

(5) If any of Party A’s Affiliates has activated corresponding function authority for Party B to share Party B’s Products in such forms as live broadcast or short video, Party A and Party A’s Affiliates are entitled to deactivate at any time Party B’s authority for product sharing by giving a written notice or by email to Party B, as per the operations of the Platform, market circumstances, policies, regulations, and compliance of Party B’s operations with the laws and regulations.

第六条 第三方服务 、数据使用及信息共享

Article 6 Third-Party Services, Data Usage, and Information Sharing

6.1. 信息及订单共享

6.1 Information and Order Sharing

乙方同意并认可，协议有效期间，甲方及/或甲方关联公司可以通过乙方在平台内提供的联系方式向 乙方推荐相关商品/服务。如乙方同时系在甲方关联公司平台上经认证的主体，为便于乙方管理其商品 、订单等信息，乙方同意并授权甲方将平台内商品信息和订单信息共享至甲方关联公司平台乙方认证账户内 。

Party B agrees and acknowledges that during the validity term of this Agreement, Party A and/or Party A’s Affiliates may recommend related products/services to Party B through the contact information provided by Party B on the Platform. If Party B is also an authenticated subject on the platform of Party A’s Affiliate, for the convenience of Party B’s management of its products, orders, and other information, Party B agrees and authorizes Party A to share the Product Information and order information on the Platform with Party B’s certified account on the platform of Party A’s Affiliate.

6.2. 数据的使用及限制

6.2 Use of Data and Restrictions

6.2.1. 对于乙方在使用本服务过程中产生的数据，甲方尊重并依法保护乙方及其他相关主体 的数据权利 。在此前提下，甲方收集、记录的乙方在使用本服务过程中及其他甲方平台运营 过程中所产生的数据的相关 权利归属于甲方， 且是甲方的商业秘密。未经甲方事先书面同意， 乙方不得为本协议约定之外的目的使用前述数据 ，亦不得以任何形式将前述数据提供给他人。

6.2.1. For the data generated by Party B during the use of the services under this Agreement, Party A respects and protects the data rights of Party B and other relevant subjects according to the laws. Except for the above- mentioned data rights, the relevant rights in and/or to the data collected and recorded by Party A and generated from Party B’s use of the services under this Agreement and the operations of Party A’s Platform shall belong to Party A and such data is the trade secrets of Party A. Without Party A’s prior written consent, Party B shall not use such data for any purpose other than those stipulated in this Agreement, nor provide such data to others in any form.

6.2.2.为便于您更好使用甲方或甲方关联公司数据服务，乙方不可撤销地授权甲方或甲方关 联公司对乙方 店铺在甲方平台上的相关信息进行加工、处理、分析并将乙方店铺在甲方平台上的相关信息及相关加工、处理 、分析结果展示在相关数据服务软件中，为软件的其他用户及乙方提供服务。乙方的前述授权是免费的且长期有 效，不因本协议的中止、终止、 失效而中止、终止或失效。

6.2.2. In order to facilitate your better use of the data services of Party A or Party A’s Affiliates, Party B hereby irrevocably grants Party A or Party A’s Affiliates a license to process, handle, and analyze the information of Party B’s Store on Party A’s Platform, and display the relevant information of Party B’s Store on Party A’s Platform and the results of processing, handling, and analyzing in the relevant data service software, for the purpose of providing services to other users of the software and Party B. The license granted by Party B above is royalty-free and perpetual, and will not be suspended, terminated, or expired due to the suspension, termination, or expiration of this Agreement.

6.2.3. 为推广乙方店铺或商品，甲方可在乙方参加甲方举办的市场活动期间（包括但不限于双十 一宠粉节、年货节等）对外公示乙方店铺的活动总交易额、某类目或某单品的交易额，亦可将上述信息作 宣传推广使用。

6.2.3. In order to promote Party B’s Stores or products, Party A may make public disclosure of the total transaction volume of Party B Store or the transaction volume of a certain category of product or a single product during the marketing activities (including but not limited to Double Eleven Fans Rewarding Festival, New Year’s Shopping Festival) held by Party A and participated in by Party B, and may also use such information for the advertising and promotional purposes.

6.2.4. 乙方授权甲方或甲方关联主体获取乙方店铺的运营数据，以便为乙方提供营销推广及数据分 析服务。

6.2.4. Party B authorizes Party A or Party A’s Affiliates to collect the operating data of Party B’s Store for the convenience of providing Party B with marketing, promotion, and data analysis services.

6.2.5. 乙方保证不将从甲方平台获取的任何数据用于本协议约定以外的用途，同时保证未经 “甲方”许可不得擅自获取、使用、传播甲方平台的任何资料， 包括但不限于交易数据、用户信息、支付信 息、“甲方”其他用户展示于甲方平台的信息等。

6.2.5. Party B undertakes that he will not use any data obtained from Party A’s Platform for any purpose other than those stipulated in this Agreement and that he shall not obtain, use or disseminate any information of Party A’s Platform without the permission of Party A, including but not limited to transaction data, user information, payment information, and information displayed on Party A’s Platform by other users of Party A.

6.3. 支付服务

6.3 Payment Service

6.3.1. 乙方如需使用在线支付功能的，应按照甲方接入平台的第三方支付服务机构的相应要求，与该等 第三方支付服务机构签署相应协议（若有）。

6.3.1. In the event that Party B need to use the online payment function, Party B shall execute a corresponding agreement (if any) with the third-party payment service provider connected to Party A’s Platform in accordance with the relevant requirements of such third-party payment service provider.

6.3.2.乙方同意，甲方有权根据与乙方签署的本协议及其他协议的约定、甲方平台规则的规定，限制乙方提现 货款功能、或由第三方支付服务机构依据本协议授权及甲方指示划扣相应金额的货款。

6.3.2. Party B agrees that Party A is entitled to restrict Party B’s cash withdrawal function in accordance with the provisions of this Agreement and other agreements executed with Party B and the Platform Rules, or that the third- party payment service provider may deduct and transfer a certain amount of payment for products according to the authorization under this Agreement and Party A’s instructions.

6.3.3. 乙方同意并授权甲方将乙方在甲方平台留存的营业执照或身份证件信息、法定代表人或经营 者身份证件信息、银行账户信息、第三方支付账户信息、以及第三方支付服务机构要求的校验信息，提供给第 三方支付服务机构，以完成支付账户的开户（如需）、货款等费用的结算。

6.3.3. Party B agrees and authorizes Party A to provide the third-party payment service provider with the business license or identity certificate information, identity certificate information of the legal representative or operator, bank account information, third-party payment account information, as well as the authentication information required by the third-party payment service provider retained by Party B on Party A’s Platform, for the purpose of opening the payment account and settlement of payments of products and other expenses.

6.3.4. 乙方授权甲方根据平台结算业务需要，代乙方向第三方支付服务机构选择所需的具体支付、结算服 务，由第三方支付服务机构按照甲方确定的分账、结算等规则为乙方提供服务。

6.3.4. Party B authorizes Party A to select the specific payment and settlement services required by the third-party payment service provider on behalf of Party B according to the needs of the settlement business of the Platform, and the third-party payment service provider will provide Party B with the services according to the accounting and settlement rules of Party A.

6.4.金融服务

6.4 Financial Service

6.4.1. 乙方选择保险服务时 ，乙方授权甲方向保险机构提供店铺主体信息 、投保订单信息 、物流信息等 投保合作必要信息 。乙方如出现对保险机构的保险费的欠付或逾期，甲方有权从 乙方的保证金或货款中扣 除乙方应付金额或限制乙方提现货款功能。 为向乙方展示投保费率， 乙方同意甲方向保险机构共享必要的信 息以完成保费测算 。

6.4.1. If Party B chooses to purchase insurance service, Party B authorizes Party A to provide the insurer with the information necessary for purchasing insurances such as information about the store owner, information of orders to be insured, and logistics information. If Party B defaults or delays to pay any premium to the insurer, Party A is entitled to deduct the amount payable by Party B from Party B’s deposit or the payments for products, or restrict Party B’s authority for the function of cash withdrawal. In order to inform Party B of the premium rate for purchasing insurances, Party B agrees that Party A may share necessary information with the insurer to complete the premium quoting.

6.4.2. 乙方选择贷款服务时 ，乙方授权甲方向贷款服务机构提供店铺主体信息 、经营数据等 信息 。

6.4.2. If Party B chooses to purchase any loan service, Party B authorizes Party A to share the lender with information about the store owner, business data, and such other information.

6.4.3. 乙方如出现对贷款服务机构贷款的欠付或逾期，甲方保留根据借款服务机构要求限制乙方提现货 款功能、 暂停向乙方结算款项的权利 ，而无需承担违约责任。乙方确认不会就此向甲方提出任何异议或投 诉 。

6.4.3. If Party B defaults or delays to repay any loan to the lender, Party A reserves the right to restrict Party B’s authority for the function of cash withdrawal or suspend the settlement of payments with Party B at the request of the lender, without assuming any liabilities of breach. Party B confirms that he will not raise any objection or complaint to Party A in this regard.

第七条 乙方声明、保证及限制

Article 7 Party B’s Representations, Warrants, and Restrictions

7.1. 保证乙方商品来源合法，资质齐全有效， 且所有乙方商品均属中国大陆境外（香港特别行政区 、澳门特别行政区和台湾被视为中国大陆以外区域）直采，是海外原装正品。

7.1. Party B warrants that Party B’s Products are from legal source, that Party B has complete and valid qualifications, and that all Party B’s Products are directly sourced outside of Mainland China (Hong Kong Special Administrative Region, Macao Special Administrative Region, and Taiwan Region are deemed as the regions outside the Mainland China under this Agreement) and are original and genuine overseas products.

7.2. 保证在甲方平台提交的注册资料， 真实、准确、 合法、有效，并保证上述资料发生变更时及时通 知甲方，在甲方平台上予以更新。对获得的与自设密码共同使用的甲方平台用户名（店铺用户名）妥善保管， 不得擅自转让或授权他人使用，并对利用该用户名和密码所进 行的一切活动负全部责任。

7.2. Party B warrants that the registration data submitted on Party A’s Platform are true, accurate, legal, and valid. Party B undertakes that Party A will be notified promptly of any change to such data and such data will be updated on Party A’s Platform accordingly. Party B shall properly keep his username (store username) on Party A’s Platform obtained and to be used in combination with his self-set password, and shall not transfer them to others or authorize others to use them without authorization. Party B shall be fully and solely responsible for all consequences arising from the activities conducted by virtue of such username and password.

7.3. 保证其有权利订立本协议，其代理人（或称 “授权代表”）包括但不限于乙方委托的服务商、受 托人、受雇人、乙方在商家后台系统设置的人员、本协议约定的联系人及其他乙方委派的履行本协议的人员， 已获得充分授权，并对代理人的行为承担法律责任。

7.3. Party B warrants that he has the right to execute this Agreement, that all his agents (or “authorized representatives”) including but not limited to Party B’s entrusted service provider, trustee, employee, personnel designated by Party B in the Merchant Backstage Management System, the contact designated in this Agreement and other personnel appointed by Party B to perform this Agreement, have been fully authorized, and that Party B will bear legal responsibilities for all the conducts of his agents.

7.4. 保证依法自行承担相应税费，且由乙方或乙方委托的物流公司等合作方代中国大陆地区消费者用户 向海关申报、代缴跨境电商零售进口商品税款。

7.4. Party B undertakes that he will pay the corresponding taxes under the laws by himself and that he or his entrusted logistics service provider and other partners will declare and pay the cross-border e-commerce retail taxes and duties for the imported goods to the customs on behalf of the consumers from Mainland China.

7.5. 保证在使用甲方平台进行交易的过程中遵守诚实信用原则，不在交易中采取欺诈及虚假宣传、混 淆等不正当竞争行为，不扰乱网上交易的正常秩序，不从事与网上交易无关的行为。

7.5. Party B undertakes that he will obey the principle of good faith in the process of conducting transactions via Party A’s Platform, and will not commit any fraud, false advertising, confusion, or other unfair competition during transactions, and will not disrupt the normal order of online transactions, or engage in any conducts unrelated to online transactions.

7.6. 乙方不得隐瞒任何可能对甲方平台产生风险的事项， 包括但不限于商品出现设计缺陷、质量瑕疵、权利 纠纷、重大违约、上传资料包含病毒木马等，若乙方发生此类影响甲方平台商誉、正常经营、安全的事项而 乙方未及时通知甲方的，甲方有权解除本协议并追究乙方违约、 侵权责任。

7.6. Party B shall not conceal any matters that would pose risks to Party A’s Platform, including but not limited to design defect in products, quality defects, disputes over rights, material breaches, uploading materials containing viruses or Trojan horses, etc. In the event of any of such matters that would adversely affect the reputation, normal operations, or security of Party A’s Platform and Party B fails to notify Party A promptly, Party A is entitled to rescind this Agreement and claim the liabilities for breach and infringement against Party B.

7.7. 代运营 。未经甲方另行书面许可，乙方不得将本协议项下权利义务全部或部分转移给第三方；乙 方聘请第三方代运营公司代表乙方运营店铺的，第三方代运营公司的一切行为均视同为乙方亲自实施，由乙方承 担全部法律后果；乙方与第三方代运营公司间的权利义务关系由乙方与第三方代运营公司单独解决，不得影响到 甲方及用户的权利。

7.7 Thirdpartnar. Without the written approval of Party A, Party B shall not assign all or part of his rights and obligations under this Agreement to any third party. If Party B hires a thirdpartnar to operate the Store on behalf of Party B, all conducts of the thirdpartnar shall be deemed as having been carried out by Party B in person, and all legal consequences arising therefrom shall be fully and solely borne by Party B. The rights and obligations relationship between Party B and the thirdpartnar shall be addressed and solved between Party B and the thirdpartnar separately, which shall not prejudice the rights of Party A and its users.

7.8. 出口管制相关 。乙方应关注并严格遵守可能影响乙方交易行为的进出口管制、 贸易限制与经济制 裁相关法律法规，以免对乙方自身或买家造成损失，并保证遵守适用于本平台相关软件、技术与服务的所有进 出口相关法律法规限制。 基于维护甲方平台交易秩序及交易安全的需要，如乙方违反前述承诺的，甲方可在发 现上述情形时主动执行下架商品、关闭相关交易订单等操作。

7.8 Export Control. Party B shall pay attention to and strictly abide by the laws and regulations in connection with import and export control, trade restrictions and economic sanctions that would affect Party B’s transactions, so as to avoid damages or losses to Party B or the buyers, and shall obey all the laws and regulations applicable to the import and export of all software, technologies, and services of and on the Platform. Based on the needs for maintaining the transaction order and security of Party A’s Platform, if Party B breaches any of the undertakings above, Party A may take the initiative to de-list Party B’s Products or close the involved orders or perform such other operations.

7.9. 如实报关 。保证严格按照中国大陆相关规定进行报关清关，不从事任何走私违法行为。

7.9 Truthful Customs Declaration. Party B undertakes that he will make customs declarations in strict accordance with the applicable laws and regulations of Mainland China, and will not engage in smuggling in any form.

第八条 费用与结算

Article 8 Fees and Billing

8.1. 货款

8.1 Product Payments

乙方同意甲方代乙方收取用户支付的全部费用（即乙方与用户在甲方平台达成交易，用户支付的货款及各项 税费）。同时乙方授权甲方或与甲方有合作关系的第三方支付服务机构（包括但不限于合众、支付宝、微信、 银行）可依甲方或甲方关联公司（空间变换）指示，将乙方应缴税费或乙方应代消费者用户申报缴纳的税费 及应支付给甲方的技术服务费、应向精选联盟平台用户支付的各项费用等费用中的全部或其中几项直接从 乙方应收货款中划扣并支付给乙方合作的第三方（包括但不限于： 报关机构、物流公司、 精选联盟用户等） 。甲方将扣除前述费用后的剩余货款通过第三方支付服务机构结算给乙方在甲方平台填写的银行账户。 如因乙方指定的收款银行账户信息错误或第三方支付服务机构系统延迟等非甲方原因导致的结算延迟或结算错 误，甲方不承担任何责任。

Party B agrees that Party A may collect all the amounts paid by users (i.e., the payments paid by users for the transactions with Party B on Party A’s Platform, including taxes) on Party B’s behalf. Besides, Party B authorizes Party A or the third-party payment service providers having a business cooperation with Party A (including but not limited to UlPay, AliPay, WeChat, and banks) to directly deduct and collect from Party B’s receivable amounts the taxes payable by Party B or the taxes that shall be declared and paid by Party B on behalf of consumers, as well as the technical service fees payable to Party A and the fees payable to the users of the Premium Affiliate Platform or the combination of the foregoing according to the instructions of Party A or its Affiliate (Space Matrix), and pay them to Party B’s third-party service providers (including but not limited to customs clearance agent, logistics company, and users of the Premium Affiliate Platform). Party A will pay the balance (after deducting the amounts mentioned above) of the payment for products to Party B’s bank account declared to Party A’s Platform, via the third-party payment service provider. Party A is not liable for any delay or error in settlement not caused by Party A’s reason, such as any error in the information of Party A’s designated bank account or delay in the system of the third-party payment service provider.

8.2. 技术服务费

8.2 Technical Service Fee

8.2.1. 乙方同意按平台公示的及后续更新的标准或补充协议 （如有）中确定的标准向甲方支付技术服务费用 。甲方有权根据业务需要对服务费用的结算日期、支付方式、技术服务费费率等进行变更，届时将在甲方平 台以公告形式公布，请乙方实时关注甲方平台公告内容。

8.2.1. Party B agrees to pay Party A the technical service fee in accordance with the fee rate released and updated on the Platform or specified in a supplementary agreement (if any). Party A is entitled to change the payment date, payment method, or rate of the technical service fee according to business needs. In the event of such change, it will be announced on Party A’s Platform. Party B shall pay attention to the announcements on Party A’s Platform in time.

8.2.2. 订单发生退款的， 退款时不另行收取技术服务费，但已收取的技术服务费不做退还。

8.2.2. In the event of any refund under any order, no additional technical service fee will be charged at the time of the refund, but the paid technical service fee will not be refunded.

8.2.3.服务开通时，若技术服务费的金额、费率、缴纳方式等收费方案全部或部分尚未明确的， 考虑到收费不 可避免，为保障甲方提供的技术服务顺利进行，乙方同意甲方在服务开通后合理期限内明确收费方案，并提前至 少七天在甲方平台公示。 收费方案一经生效，效力即 追溯至服务开通时，乙方自服务开通之时起使用的服务 即按新公布的收费方案进行收费。

8.2.3. If the amount, rate, payment method, or any other aspect of the technical service fee is not specified in whole or in part when the service is activated, considering that such fee is unavoidable and to ensure the smooth technical services provided by Party A, Party B agrees that Party A may specify the payment arrangement within a reasonable period after the service is activated and make an announcement on Party A’s Platform at least seven days in advance. Once the payment arrangement takes effect, its effect is retroactive to the time when the service is activated, and the services used by Party B from the time the service is activated will be charged according to the latest announced payment arrangement.

8.3.推广服务费

8.3 Promotion Service Fee

8.3.1. 甲方将会根据市场需求以及店铺经营情况等在甲方平台不定期组织各类活动，如乙方届时符合甲方 组织活动的要求实际参与到甲方活动的，乙方承诺将会为甲方平台提供推广服务以使甲方组织的活动更顺利进 行，乙方可就提供的推广服务收取推广服务费，甲方将按照消费者在乙方店铺通过乙方为甲方提供的推广活动 中获得的应由甲方承担的优惠让利金额向乙方支付相关推广活动费用。

8.3.1. Party A will organize various events on Party A’s Platform from time to time according to market demand and store operations, etc. If Party B meets the requirements of Party A’s events and participates in such events, Party B undertakes to provide the promotion service for Party A’s Platform to facilitate the events organized by Party A.

Party B may charge a promotion service fee for the promotional service, and Party A will pay the promotion service fee to Party B according to the rebates payable by Party A received by the consumers from Party B’s Store attributable to the promotion service provided by Party B for Party A.

8.3.2. 乙方确认并同意获得甲方结算的推广服务费（包括但不限于乙方获得的应由甲方承担的优惠 券、直降金额等）的前提条件为乙方已按照甲方通知，在规定时间内向甲方提供了推广服务费等额有效的形 式发票，发票内容： promotion fee；如届时乙方未按照甲方通知时间提供等额有效形式发票的，甲方有权 拒绝支付推广服务费。

8.3.2. Party B confirms and agrees that, as a precondition for Party A’s payment of the promotion service fee (including but not limited to the coupons and discounts payable by Party A and received by Party B), Party B shall promptly provide Party A with a valid proforma invoice indicating “promotion fee” according to the amount of payable promotion service fee as notified by Party A. If Party B fails to do so within the time limit notified by Party A, Party A is entitled to refuse to pay the promotion service fee.

8.3.3. 如在未收到乙方提供的等额有效形式发票前，甲方已向乙方支付推广服务费的情形下， 乙方应在甲方 通知时间内尽快向甲方提供等额有效形式发票，如届时乙方未按时提供等额有效形式发票的，甲方有权限 制乙方提现货款功能或自乙方向甲方缴纳的保证金中扣回已经支付的推广费、或由第三方支付服务机构依据 本协议授权及甲方指示划扣相应金额的货款。

8.3.3. If Party A has paid the promotion service fee to Party B before receiving the valid proforma invoice of equal amount from Party B, Party B shall provide the valid proforma invoice of equal amount to Party A as soon as possible within the time limit notified by Party A. If Party B fails to do so within the notified time limit, Party A may restrict Party B’s cash withdrawal function or charge back the paid promotion service fee from Party B’s deposit, or instruct the third-party payment service provider to deduct and transfer the paid promotion service fee from the payment of products payable to Party B according to the authorization hereunder and Party A’s instruction.

8.4. 其他费用

8.4 Other Charges

本协议附件或甲乙双方补充协议 （若有）约定的乙方应向甲方支付的其他费用， 按照附件或补充协议（若有 ）的约定收取。

Other charges that Party B shall pay to Party A as stipulated in the appendices to this Agreement or the supplementary agreement between the Parties (if any) shall be paid according to the applicable appendices or the supplementary agreement (if any).

8.5. 结算

8.5 Billing

具体结算约定见附件一：结算单签署页

Refer to Appendix 1: Signature Page of Billing Form for details.

8.6. 结算数据

8.6 Billing Data

各项费用的结算数据以甲方平台系统记录为准。

The billing data of all fees and charges recorded in the system of Party A’s Platform shall apply.

第九条 保证金条款

Article 9 Deposit

9.1. 乙方在甲方平台开展经营前须依照甲方平台规则， 按照平台公示的及后续更新的标准或补充协议 （如有）中确定的标准向甲方缴纳保证金，用以担保乙方在平台中的经营行为不存在任何违法、违约或侵犯 第三方权利的情形，并及时解决乙方商品、服务售中、 售后的消费者投诉。如乙方店铺以各类绑定的内容平台 账号在内容平台开通商品分享功能，本协议项下保证金应同时担保乙方各类绑定账号在内容平台上商品 分享行为不存在任何违法违规 、违约或侵犯第三方权利 、违反甲方平台、 内容平台协议规则的行为 。如 乙方入驻空间变换运营的精选联盟平台，本协议项下保证金应同时担保乙方在精选联盟平台中的全部行为不 存在任何违法违规 、违约或侵犯第三方权利 、违反精选联盟平台协议规则的行为 。

9.1. Before carrying out business operations on Party A’s Platform, Party B shall pay a deposit to Party A according to the rules of Party A’s Platform, as well as the amount announced and updated on the Platform or specified in the supplementary agreement (if any), to guarantee that Party B will not violate any law, breach any contract or infringe upon any right of any third party during Party B’s business operations on the Platform, and will promptly resolve consumer complaints about Party B’s Products, services during and after sales. If Party B’s Store has activated the Product Sharing function on the Content Platforms with the bound accounts of the Content Platforms, the deposit under this Agreement shall also be used to guarantee that Party B’s Product Sharing on the Content Platforms with the bound accounts will not violate laws or regulations, breach any contract or infringe upon any right of any third party, or violate the rules of Party A’s Platform or the Content Platforms. If Party B is admitted to the Premium Affiliate Platform operated by Space Matrix, the deposit under this Agreement shall also be used to guarantee that all of Party B’s activities on the Premium Affiliate Platform will not violate laws or regulations, breach any contract or infringe upon any right of any third party, or violate the rules of the Premium Affiliate Platform.

9.2. 乙方缴纳的保证金任何情况下均不计算任何利息 。

9.2. No interest will be accrued on the deposit by Party B at all events.

9.3. 若因乙方未按本协议约定及时足额缴纳技术服务费的，或出现保证金实际金额低于甲方要求金额 的、 保证金不足赔付的，或因乙方商品、服务在甲方平台经营的内容违法违规导致甲方被相关主管部门调 查、查处并处罚的，乙方应承担赔偿责任，甲方有权将技术服务费或处罚金额直接从乙方缴纳的保证金中予以 扣除， 且乙方必须在甲方平台上展示补缴时间内将保证金补足，若乙方未在规定时间内补足或拒绝补足的，乙 方应按照欠缴金额日千分之五的标准，向甲方支付违约金，甲方有权从乙方已缴纳的保证金中扣除上述违约 金。同时甲方有权暂停或终止乙方的部分或全部服务或终止本协议， 且甲方有权限制乙方提现货款功能，若乙方 开展直播业务的，甲方或甲方关联公司同时有权暂停乙方商品的直播、相应账号的直播权限。

9.3. If Party B fails to pay the technical service fee in full and in time as agreed in this Agreement, or if the actual amount of the deposit is less than the amount required by Party A, or the deposit is insufficient to pay the damages, or Party A is investigated, punished or penalized by the competent authorities due to violation of laws or regulations by Party B’s Products on Party A’s Platform, all the damages and liabilities arising therefrom shall be borne by Party B. Party A is entitled to deduct and collect the technical service fee or penalties directly from Party B’s deposit, and Party B shall top up the deposit to the required amount within the time limit specified on Party A’s Platform; if Party B fails or refuses to do so, he shall pay Party A the liquidated damages at 0.5% of the defaulted amount on a daily basis and Party A is entitled to deduct and collect the liquidated damages from Party B’s deposit.

Besides, Party A is entitled to suspend or terminate part or all of the services to Party B or terminate this Agreement and is entitled to restrict the function of cash withdrawal for Party B. If Party B engages in live broadcast, Party A or Party A’s Affiliates is entitled to suspend the live broadcast of Party B’s Products and the authority for live broadcast of Party B’s account.

9.4. 乙方应以人民币形式向甲方缴纳保证金，保证金通过银行转账方式支付至甲方指定账户，乙方以 人民币以外其他币种转账支付保证金的， 保证金将自动汇兑成人民币，汇率以保证金实际汇兑时的汇率为准，实 际缴纳的保证金金额以甲方实际收到的保证金金额为准。 保 证金成功缴纳时间以甲方系统记录为准。

9.4. Party B shall deposit the deposit with Party A in RMB. The deposit shall be deposited to Party A’s designated account by bank transfer. If Party B deposits the deposit in any currency other than RMB by account transfer, the deposit will be converted into RMB automatically at the exchange rate then effective at the time of conversion. The amount of the deposit shall be the amount actually received by Party A. The time of successful deposit of the deposit as recorded by Party A’s system shall apply.

9.5. 非因甲方原因，乙方将保证金错误缴纳至其他商家保证金账户的情况下，由乙方自行 承担相应的 风险。

9.5. If Party B incorrectly deposits the deposit to the account of another merchant not due to Party A’s reason, the risks and consequences arising therefrom shall be borne by Party B solely.

9.6.甲方有权按以下方式处置保证金：

9.6 Party A is entitled to dispose of the Deposit according to the following provisions:

9.6.1. 乙方在甲方平台或精选联盟平台、内容平台中的经营行为违法、违约或侵犯第三方权利的情形，甲方 有权根据各平台规则扣除乙方全部或部分保证金；

9.6.1. If Party B’s business activities on Party A’s Platform or the Premium Affiliate Platform or any Content Platforms are illegal, breach of contract or infringe upon the rights of any third party, Party A is entitled to conduct all or part of Party B’s Deposit according to the rules of the applicableplatform;

9.6.2.若乙方绑定的内容平台账号或乙方店铺自有内容平台账号在内容平台开展商品分享业务，乙方商 品在内容平台分享的过程中，如违反法律、法规、 政策、甲方制定的管理规定， 或违反其对消费者的承诺致消费 者或甲方、内容平台利益受损时，甲方有权根据自行判断， 直接使用保证金对消费者进行赔付；

9.6.2. If Party B’s bound account of Content Platforms or the account of Party B’s Store on the Content Platforms has Product Sharing on the Content Platforms and Party B’s Product Sharing on the Content Platforms violates the laws, regulations, policies and Party A’s management rules, or breach Party B’s commitment to consumers, thereby causing damages to the interests of consumers, Party A, or the Content Platforms, Party A is entitled to at its own discretion directly use the deposit to pay compensation to consumers;

9.6.3.如乙方违反本协议、违反甲方及/或内容平台任何规则， 给甲方及/或内容平台成任何损失（包括但不 限于诉讼赔偿、诉讼费用、律师费用等），或违反甲方平台或内容平台相关规则，则甲方有权直接从乙方保证 金中扣除相当于损失的金额或违约罚金，保证金不足以赔偿的，甲方可继续向乙方追偿。

9.6.3. If Party B violates this Agreement or any rules of Party A and/or the Content Platform, thereby causing any loss to Party A and/or the Content Platform (including but not limited to compensation of judgments and awards, legal costs, and attorney’s fees), or violates the rules of Party A’s Platform or the Content Platform, Party A is entitled to make direct deduction and collection from Party B’s deposit with the amount equivalent to the loss or the liquidated damages; if the deposit is insufficient, Party A may recover the deficiency from and against Party B.

9.6.4. 先行赔付：指用户或权利人投诉乙方有侵犯消费者权益或其他违反对用户承诺的行为时，甲方有权 根据本协议和平台规则及用户提交的相关证据材料，以普通人或非专业人员的知识水平标准判断乙方是否应 当承担赔付义务，若是，则甲方有权直接从乙方缴纳的保证金中扣除相应的款项赔付给用户。甲方如使用乙方 支付的保证金对用户先行赔付的，除非该用户向甲方退还相应的赔付金额，否则甲方无需向乙方退还，且乙方 应按照本协议或平台规则的要求补足相应的款项并支付相应的违约金，若乙方未予以补足的，甲方有权从乙方未 结算款项中予以扣除，若仍不足以补偿甲方损失时，甲方保留继续向乙方追偿相关损失的权利。

9.6.4. Advance Payment. When a user or right holder complains that Party B infringed upon consumer rights and interests or otherwise breached his commitment to the user, Party A may, at its own discretion as an average reasonable person or a non-professional person, determine whether Party B shall pay compensation according to this Agreement and the Platform Rules and based on the supporting materials provided by the user. If it is determined that Party B shall pay compensation therefor, Party A is entitled to directly pay the compensation to the user from the deposit deposited by Party B. If Party A uses Party B’s deposit to pay the compensation to the user in advance, Party A is not obliged to refund the payment to Party B unless the user has made a refund to Party A. Besides, Party B shall top up the deposit according to this Agreement or the Platform Rules and pay the liquidated damages; if Party B fails to do so, Party A is entitled to deduct the amount from the unsettled amount payable to Party B hereunder; if it is insufficient to compensate Party A for the loss, Party A reserves the right to recover the related losses (if any) from Party B.

9.7. 保证金的退还：乙方符合甲方平台保证金退还规则的情况下，经乙方申请，甲方审核通过后按照 保证金退还规则向乙方无息返还保证金余额。甲方向乙方退还保证金以人民币形式退还，如乙方需要将人民币 汇兑成其他币种进行退款， 届时保证金退款汇率按照保证金退 还并汇兑时的汇率计算。

9.7. Refund of the Deposit. Subject to the satisfaction of the rules of Party A’s Platform regarding the refund of the deposit and at the request of Party B, Party A will refund the balance of the deposit without interest to Party B according to the deposit refund rules and upon the the approval by Party A. The deposit will be refunded by Party A in RMB. If Party B requests to get the refund in any currency other than RMB, the exchange rate shall be the rate then effective at the time of refund andconversion.

任何情况下 ，保证金需退还给乙方的，保证金退还产生的第三方支付服务机构的手续费等各项费用均由乙 方承担 ，甲方或第三方支付服务机构有权将前述费用直接从退还的保证金中划扣 。

In all events, when the deposit is required to be refunded to Party B, all charges and fees etc. of the third- party payment service provider arising from the refund shall be borne by Party B solely, and Party A or the third-party payment service provider may deduct and collect such charges and fees directly from the deposit.

第十条 知识产权

Article 10 Intellectual Property Rights

10.1. 知产抢注 。乙方不得在任何国家或地区抢先申请或注册甲方及其关联公司的任何知识产权（包括商 标专利、著作权、域名等）信息，如果乙方违反此条款，乙方承诺该违约注册的知识产权归甲方所有， 承诺无偿将 该知识产权转让给甲方， 承诺配合签署转让文件并承担转让费用、 办理管理权转移。乙方此等行为给甲方造成损失的 （包括但不限于诉讼赔偿、诉讼费用、律师费用等），商家应予以全部赔偿。

10.1 Intellectual Property bad faith registration. Party B shall not take the preemptive to apply for or register any intellectual property (including trademark, patent, copyright, or domain) of Party A and its Affiliates in any jurisdiction of any country or region. If Party B violates this provision, the intellectual property registered in violation of this provision shall belong to Party A and Party B shall transfer the intellectual property to Party A free of charge, and for this purpose, Party B shall cooperate to execute the written assignment document, bear the corresponding costs and handle the management handover. Besides, Party B shall indemnify Party A against all losses and damages (including but not limited to compensation for judgments and awards, legal costs, and attorney’s fees) arising from such violation.

为明确含义， 抢注的情形包括但不限于：

For the avoidance of doubt, bad faith registration shall include but not limited to:

(1）乙方知悉的甲方或甲方关联公司尚未申请注册的信息；

(1) any information of Party A or Party A’s Affiliates that has not applied for registration and has been known to Party B;

(2）甲方或甲方关联公司已申请区分表某类商品服务上的商标注册，但未在区分表其他商品或服务类别上申请商标注册的信息；

(2) any information about certain trademark has been applied for registration on a certain category of goods or services by Party A or Party A’s Affiliates, but not on other categories of goods or services;

(3）甲方或甲方关联公司已申请一种知识产权，但尚未在其他种类知识产权权利上申请的信息；

(3) information of Party A or Party A’s Affiliates that has been applied for registration on a kind of intellectual property, but not on other kinds of intellectual properties;

（4） 甲方或甲方关联公司已在一国申请， 尚未在其他国家或地区申请注册的信息；

(4) information of Party A or Party A’s Affiliates that has been applied for registration in a jurisdiction of any country or region, but not in other jurisdictions of any country or region; and

（5） 以上信息包括抢注相同的信息，也包括抢注近似的信息。

(5) the information mentioned above includes the same or similar information.

10.2. 乙方保证不得对任何甲方系统或平台进行反向工程、反编译或反汇编，不得开发与甲方系统或平 台有关的衍生商品、作品、服务、插件、 外挂、兼容、 互联等。 非经甲方或甲方授权开发并正式发布的任何由 甲方系统衍生的软件均属非法软件，由此产生的法律责任与纠纷与甲方无关，违反本条款的，甲方有权中止或 终止本协议全部或部分内容。

10.2. Party B undertakes that he will not reverse engineer, decompile or disassemble Party A’s any system or Platform, or develop any derivative product, work, service, plug-in, add-on, compatibility, or interconnection related to Party A’s system or Platform. Any software derived from Party A’s system but not developed and published by Party A or without authorization of Party A is illegal, and Party A is not responsible for any legal liability or dispute arising therefrom. If Party B violates this provision, Party A is entitled to suspend or terminate this Agreement in whole or in part.

10.3. 商务关系对外披露 。在本协议有效期内，甲方及甲方的关联公司有权对外披露与乙方的商务关系 ，有权在网络页面或与店铺相关的宣传素材中使用乙方的名称、商标、标志等信息。未经甲方书面授权,乙方不 得以甲方及其关联公司等名义发布任何信息、对外开展合作,或称具有代理、代表权限,或标明为“赞助商”“合 作伙伴”等商业合作关系。如为履行本协议项下义务时， 需经甲方事先书面确认后方可使用，具体使用方式及 内容（如乙方的使用背景、使用甲方名称进行宣传推广、涉及的管理规则具体内容等）以甲方事先书面确认为 准。

10.3 Disclosure of Business Relationship. During the term of this Agreement, Party A and Party A’s Affiliates is entitled to disclose the business relationship with Party B hereunder and is entitled to use Party B’s name, trademark, logo, and other information on web pages or promotional materials relating to the Store to specify Party B’s participation in the business cooperation. Without the written authorization of Party A, Party B shall not make any representation or establish any business cooperation with others in the name of Party A and Party A’s Affiliates or claim that he has agency or representative authority, or claim himself as a “sponsor” or “partner” etc. of Party A or Party A’s Affiliates. Party B may use such information for performing this Agreement upon prior written consent from Party A, and the specific method and content of usage (e.g., background, or using Party A’s name for advertising or promotion, and involved management rules) shall be subject to the prior written confirmation of Party A.

10.4. 对乙方信息的使用。 对于乙方提供、发布及在使用甲方平台服务中形成的除个人信息外的文字、 图片、视频、音频等非个人信息，在协议期限内甲方及其关联公司可免费用于大陆地区宣传推广。乙方同意甲方 及其关联公司、 存储、使用、 复制、 修订、编辑、发布、 展示、 翻译、分发乙方的非个人信息或制作其派生作品 ，并以已知或日后开发的形式、媒体或 技术将上述信息纳入其它作品内。

10.4 Use of Party B’s Information. For non-personal information (such as texts, images, videos, and audios) other than the personal information provided, released by Party B and generated from the use of the services of Party A’s Platform, Party A and its Affiliates may use such non-personal information for advertising and promotional purposes in Mainland China for free during the term of this Agreement. Party B agrees that Party A and its Affiliates may store, use, copy, revise, edit, publish, display, translate, and distribute Party B’s non-personal information or make derivative works thereof, and incorporate such information into other works with currently known or subsequently developed formats, media or technologies.

第十一条 保密

Article 11 Confidentiality

11.1. 甲乙双方对于本协议的签订、内容及在履行本协议期间所获知的另一方的商业秘密负有保密义务 。非经对方书面同意，任何一方不得向第三方 （关联公司除外）泄露、给予或转让该等保密信息。（根据法 律、法规、 证券交易所规则向政府、证券交易所和/或其他监管机构提供、双方的法律、 会计、商业及其他 顾问、雇员除外）。

11.1. Each Party shall keep confidentiality of the execution and contents of this Agreement, and all trade secrets received by each Party from the other Party during the performance of this Agreement. Without the written consent of the other Party, neither Party may disclose, provide, or transfer such Confidential Information to any third party (other than an Affiliate), unless and except for the disclosure made to the government authority, stock exchange and/or other regulatory authority as required by the laws, regulations or rules of stock exchange, or to the legal, accounting, business and other consultants and employees of the Parties.

11.2. 如对方提出要求，任何一方均应将载有对方保密信息的任何文件、资料或软件等，在本协议终止 后按对方要求归还对方，或予以销毁，或进行其他处置，并且不得继续使用这些保密信息。

11.2. Upon the request of the other Party, either Party shall return, destroy or otherwise dispose of any documents, materials, or software containing any Confidential Information of the other Party upon the termination of this Agreement and shall not use such Confidential Information thereafter.

11.3. 在本协议终止之后，各方在本条款项下的义务并不随之终止，各方仍需遵守本协议之保密条款， 履行其所承诺的保密义务，直到其他方同意其解除此项义务，或事实上不会因违反本协议的保密条款而给其他 方造成任何形式的损害时为止。

11.3. The confidentiality obligation of each Party hereunder shall survive the termination of this Agreement. After this Agreement is terminated, the Parties shall continue to abide by the confidentiality provisions hereof and perform their committed confidentiality obligation hereunder, until the confidentiality obligation is released by the other Party or the other Party will not suffer any form of damage due to any violation of the confidentiality obligation hereunder.

11.4.任何一方均应告知并督促其因履行本协议之目的而必须获知本协议内容及因提供或接受服务而获 知对方商业秘密的雇员、代理人、 顾问等遵守保密条款，并对其雇员、代理人、 顾问等的行为承担责任。

11.4. Either Party shall inform and urge its employees, agents, and consultants who are required to know the contents of this Agreement for the purpose of performance of this Agreement and have accessed the trade secrets of the other Party due to providing or receiving the services hereunder to abide by the confidentiality provisions, and shall be responsible for the actions of its employees, agents, and consultants.

11.5.乙方作为承诺人， 承诺：

11.5. Party B hereby undertakes that he will:

11.5.1. 遵守附件三《个人信息和数据保护承诺函》中各条款内容， 履行保护个人信息安全的义务。

11.5.1. abide by the provisions of Appendix 3 “Letter of Commitment to Protection of Personal Information and Data” and fulfill the obligation to protect the security of personal information.

11.5.2. 乙方将按照甲方设定的安全规则以及获取权限从甲方处获得秘密信息，获取的秘密信息范围以甲方 提供的范围为准。乙方承诺不会以非法方式或以破坏甲方安全规则的方式试图获取甲方秘密信息。

11.5.2. obtain the confidential information from Party A in accordance with the security rules and authority set by Party A. The scope of the accessible confidential information shall be subject to that provided by Party A. Party B undertakes that he will not attempt to obtain Party A’s confidential information illegally or in a way that violates Party A’s security rules.

11.5.3. 甲方出于保护其秘密信息的安全，在数据传输过程中会采取保密措施，乙方承诺将积极配合甲方， 以依法合规的形式接收、存储和使用秘密信息。

11.5.3. actively cooperate with Party A and will receive, store, and use the confidential information in a legally compliant manner in the event that Party A takes confidentiality measures during data transmission for protecting the security of its confidential information.

11.5.4. 乙方承诺建立必要及审慎的组织管理措施并采取必要的技术措施保障秘密信息的安全。若发 生或可能发生信息安全风险/事件，乙方应当立即通知甲方、 采取有效的补救措施、按照规定及时告知权 利主体并向有关主管部门报告。

11.5.4. take necessary and prudent organizational, administrative, and technical measures to ensure the security of confidential information. In the event of any actual or potential information security risk/event, Party B shall immediately notify Party A, take effective remedial measures, promptly notify the right subject in accordance with regulations, and report the same to the competent authority.

第十二条 关联处理

Article 12 Affiliated Treatment

12.1. 乙方同意为其在平台的关联店铺的经营行为承担连带保证责任（关联店铺的界定详见平台规则） ，同时，如乙方关联店铺在甲方平台经营期间发生违法、违约或违反平台规则情形时，甲方有权冻结或扣除乙 方的货款、 保证金且限制乙方退店，有权根据平台规则的规定采取相应措施。

12.1. Party B agrees to be jointly and severally responsible for the operations of his affiliated stores (as defined in the Platform Rules) on the Platform. Besides, if any affiliated store of Party B violates laws, breaches any contract, or violates the Platform Rules during the operations on Party A’s Platform, Party A is entitled to freeze or deduct the payment for products payable to Party B and Party B’s deposit, and restrict Party B’s withdrawal, and take other corresponding measures set out in the Platform Rules.

12.2.如乙方因严重违约导致甲方终止本协议时，出于维护平台秩序及保护消费者权益的目 的，甲方及/ 或其关联公司可对与乙方在其他协议项下的权利采取中止或终止协议的措施， 并以本协议第十八条约 定的方式通知乙方。

12.2. If Party A terminates this Agreement due to Party B’s material breach of contract, for the purpose of maintaining the order of the platform and protecting the rights and interests of consumers, Party A and/or Party A’s Affiliates may suspend or terminate the rights of Party B under other agreements, by giving a notice to Party B according to Article 18 hereof.

12.3. 如甲方与乙方签署的其他协议及甲方及/或其关联公司与乙方签署的协议中明确约定了对乙方在 本协议项下权利义务关系进行关联处理的情形，则甲方出于维护平台秩序及保护消费者权益的目的，有权在收 到关联公司指令时中止或终止协议，并以本协议第十八条约定的方式通知乙方。

12.3. If any other agreement executed by and between Party A and Party B and the agreement executed by and between Party A and/or Party A’s Affiliate and Party B expressly set out the affiliated treatment of the rights and obligations under this Agreement, in order to maintain the order of the platform and protect the rights and interests of consumers, Party A is entitled to suspend or terminate this Agreement upon receiving the instructions from affiliates and notifying Party B according to Article 18 hereof.

第十三条 有限责任及免责

Article 13 Limited Liabilities; Exemption

13.1. 不可抗力 。不论在何种情况下， “甲方”均不对由于电力、 罢工 （含内部罢工或劳工骚乱）、劳 动争议、 暴乱、起义、骚乱、生产力或生产资料不足、火灾、洪水、风暴、爆炸、 战争、 政府行为、公共卫生事件等不可抗力，国际、国内法院的命令或第三方的不作为而造 成的不能服务或 延迟服务承担责任。

13.1 Force Majeure. Under all circumstances, Party A is not liable for failure or delay to provide the services due to power failure, strike (including internal strike or labor riot), labor dispute, insurrection, uprising, riot, insufficient productivity or production material, fire, flood, storm, explosion, war, government action, public health event or any other force majeure, or order of international or domestic court, or any inaction of any third party.

如本协议履行期间，甲乙双方任何一方遭受不可抗力， 均应在遭受不可抗力后尽快通知对方， 并于通知之日起十五 日内提供相关证明文件，不可抗力持续达到三十日的，任一方有权经通知对方提前终止本协议。 因不可抗力原 因而导致本协议中止、终止的，双方均不须向对方承担违约责任。

If during the performance of this Agreement, either Party suffered from the force majeure shall notify the other Party as soon as possible upon the occurrence thereof and provide relevant supporting documents within 15 days from the date of the notice. If the force majeure continues for 30 days or more, either Party is entitled to terminate this Agreement in advance by giving a notice to the other Party. If this Agreement is suspended or terminated due to any event of force majeure, neither Party shall be liable to the other Party for breach of contract.

13.2. 甲方的免责事由 。鉴于互联网及电子商务所具有之特殊性质，甲方的免责事由亦包括但不限于下列 任何影响网络正常经营之情形：

13.2 Party A’s Exclusion of Libilities. Given the special nature of the Internet and e-commerce, Party A’s liability shall be excluded under the following and any other circumstances that affect the normal operation of the network:

（1） 大规模黑客攻击、 计算机病毒侵入或发作；

(1) Massive hacking, or invasion or outbreak of any computer virus;

（2） 计算机系统遭到破坏、瘫痪或无法正常使用而导致甲方不能履行本服务协议下义务；

(2) The computer system is damaged, paralyzed, or cannot be used normally, thereby causing Party A’s failure to perform the obligations under this Agreement;

（3） 电信部门技术调整导致之重大影响；

(3) Significant impact caused by technical adjustments by the telecommunication sector;

（4） 因政府管制而造成的暂时性关闭等；

(4) Temporary closure due to the government control;

（5） 其他非甲方过错造成的情形。

(5) Other circumstances that are not caused by Party A’s fault.

13.3. 系统升级免责 。甲方根据本协议向乙方提供电子商务交易平台及相应技术支持服务， 在现有技术可实现的基础上维护甲方平台的正常稳定运行，并努力提升和改进技术，对平台功能及服务进行更 新、升级，不断提升平台性能和交易效率。该更新升级可能影响乙方店铺的全部或部分店铺功能，给乙方导致不 便，乙方对此予以完全理解和接受，甲方对该更新升级不承担任何责任。

13.3 Exemption from Liabilities for System Upgrade. Party A shall provide Party B with an e-commerce transaction platform and technical supports and services in accordance with this Agreement, maintain the normal and stable operation of Party A’s Platform based on the currently available technologies, and strive to upgrade and improve technologies, and update and upgrade the platform functions and services of the Platform to continuously improve the performance and transaction efficiency of the Platform. Party B understands and acknowledges that such updates and upgrades may affect all or part of the functions of Party B’s Store and cause inconvenience to Party B, in which case, Party A is not responsible for such updates and upgrades.

13.4. 不承诺条款。 本协议项下服务将按 “现状”和按“可得到”的状态提供，甲方在此明确声明对服务 不作任何明示或暗示的保证，包括但不限于对服务的可适用性、没有错误或疏漏、持续性、准确性、可靠性、适用 于某一特定用途。乙方使用甲方平台服务下载或者获取任何资料的行为均出于乙方的独立判断，并由其自行承担 因此而可能产生的风险和责任。

13.4 No Warranty. The services under this Agreement are provided on an “AS IS” and “AS AVAILABLE” basis. Party A hereby expressly disclaims any express or implied warranties regarding the services, including but not limited to warranties regarding applicability, free from error or omission, continuity, accuracy, reliability, or suitability for a certain purpose. Party B’s use of the services of Party A’s Platform to download or obtain any information is based on Party B’s independent judgment, and all risks and liabilities arising therefrom shall be borne by Party B solely.

13.5. 法律地位声明。 甲方为向乙方及甲方其他用户进行网上交易活动提供交易平台的平台 服务提供商，并非乙方与通过甲方平台购买乙方商品的甲方其他用户之间交易行为的参与方， 甲方不对乙方及参与交易的甲方 其他用户的任何口头、书面陈述或承诺，发布的信息及交易行为的真实性、合法性、准确性、及时性、有效性等作 任何明示或暗示的保证，亦不承担任何法律责任。若因乙方与参与交易的甲方其他用户之间的交易行为引起的任何 法律纠纷，包 括但不限于投诉、起诉、举报及税赋等， 均由参与交易的双方解决，与甲方及/或甲方平台无关。 但乙方怠于履行义务时，甲方有权介入乙方与甲方其他用户间的争议， 依据一般人的认知程度对该争议进行判断和 处置，乙方应当予以执行。

13.5 Statement of Legal Status. Party A is a platform service provider that provides a transaction platform for online trading activities to Party B and other users of Party A, but not a participant in the transactions between Party B and other users of Party A who purchase Party B’s Products via Party A’s Platform. For any oral or written statements or commitments of Party B and other users of Party A participating in the transactions, the information released, and authenticity, legality, accuracy, timeliness, and validity etc. of the transactions, Party A does not make any express or implicit warranty, nor assume any legal liability. Any legal disputes arising from the transactions between Party B and other users of Party A participating in the transactions, including but not limited to complaints, lawsuits, reports, and taxes, shall be resolved by the parties involved in the transactions, and are irrelevant to Party A and/or Party A’s Platform, provided, however, that, when Party B fails to perform his obligations, Party A is entitled to intervene in the disputes between Party B and other users of Party A, judge and resolve the disputes based on the knowledge as an average reasonable person, and Party B shall accept and implement Party A’s judgement and resolution.

第十四条 违约责任

Article 14 Liabilities for Breach of Contract

14.1. 乙方不论采取何种方式将甲方用户吸引到甲方平台以外的平台或场所进行交易或绕开甲方指定付 款方式进行交易的， 以及非法获取“甲方”系统数据、 利用“甲方平台”谋取不正当利益或从事非法活 动的，甲方有权扣除乙方全部保证金作为违约金 ，并保留向乙方继续追究违约责任的权利 。

14.1. In the event that Party B solicits any user of Party A to any platform or site other than Party A’s Platform by any means to make a transaction or bypass the Party A’s designated payment methods for transaction, or obtains Party A’s system data illegally, or utilizes Party A’s Platform to seek improper interests or engage in illegal activities, Party A is entitled to deduct Party B’s deposit in full as liquidated damages and reserves the right to claim the liabilities for breach of contract against Party B.

14.2. 乙方承诺不在甲方平台销售假冒商品或、 走私商品、旧货、翻新产品、不合格产品、侵犯第三方 知识产权商品等， 否则如销售假冒商品、走私商品、旧货、翻新产品、不合格产品等，则甲方有权要求乙 方支付人民币 100 万元或该店铺全部累计销售额 10 倍的金额（二者以高者为准）作为违约金，且甲方有 权对前述商品进行销毁，无需退还乙方。如销售侵犯第三方知识产权商品，则甲方有权要求乙方支付人民 币 20 万元或全部保证金金额（二者以高者为准）作为违约金。鉴于上述违规行为事关国家、 社会及消费者利 益、甲方的品牌形象，商家明确知悉上述违约金为惩罚性违约金（包括但不限于甲方的实际损失、商誉损失等 ）。 在任何情况下，商家均同意按照本条款约定全额支付违约金。违约金不足以弥补甲方损失的， 乙方还应全部赔偿 （包括但不限于甲方对客户的赔偿、补偿、行政部门的处罚、律师费、诉讼费、鉴定费、差旅费等）。 上述违约金的支付并不影响甲方依本协议及附件和/或补充协议（若有）的约定扣除相应的保证金。

14.2. Party B undertakes not to sell counterfeit products, smuggled products, second-hand products, refurbished products, substandard products, or products that infringe upon third-party intellectual property rights on Party A’s Platform; Or else, Party A may demand Party B to pay the liquidated damages equivalent to RMB 1 million yuan or 10 times of the total accumulated sales of the Store (whichever is higher) and Party A is entitled to destroy the foregoing products without returning to Party B. If Party B sells any products that infringe upon third-party intellectual property rights, Party A is entitled to demand Party B to pay the liquidated damages equivalent to RMB 200,000 yuan or the full deposit of Party B (whichever is higher). Given that the violations above are related to the interests of the country, society, and consumers as well as the reputation of Party A’s brand, Party B clearly understands that the aforesaid liquidated damages are punitive damages (including but not limited to Party A’s actual damages and reputation damages). In any case, Party B agrees to pay the liquidated damages in full in accordance with this Article 14.2. If the liquidated damages are insufficient to compensate Party A’s damages, Party B shall fully indemnify Party A for all the damages, including but not limited to Party A’s compensation and indemnity to its customers, administrative penalties, attorney’s fees, legal costs, identification fees, and traveling expenses). The payment of the aforesaid liquidated damages does not affect Party A’s right to deduct the corresponding deposit of Party B according to this Agreement and its appendices and/or supplementary agreement (if any).

14.3.因乙方自身或其所售商品或提供服务引发社会负面舆情或出现除第14.2条外的其他严重违法违规行为 的， 严重损害甲方品牌形象的，甲方可对乙方采取商品下架、封禁、暂停提供服务或要求乙方限期整改等措 施，并要求乙方支付不少于人民币 20 万元（大写：人民币贰拾万）作为违约金。

14.3. If Party B, or the products he sells or the services he provides trigger any negative public opinion or seriously violate laws and regulations other than that described in Article 14.2, which materially damages the image of Party A’s brand, Party A may de-list the products, ban or suspend the services or demand Party B to make a correction within a prescribed time limit, and require Party B to pay no less than RMB 200,000( Two Hundred Thousand Yuan) as liquidated damages.

14.4. 如因乙方商品、服务或发布的信息等问题， 引发第三人（包括但不限于客户、乙方经营行为的受 侵害者等）对甲方或甲方关联公司的投诉、举报、诉讼、引发负面舆情，或国家有关机关向甲方采取执法检查 、调查、问询、建议等措施，甲方有权要求乙方或乙方连带责任主体处理，将乙方及乙方连带责任主体的身份资 料、注册资料、联系方式及交易信息等资料提供给投诉方或其它相关部门，责令乙方予以整改、执行监管意见等。 同时甲方有权采取包括但不限于删除或调整乙方发布的信息、限制、 封停乙方在甲方平台账号权限、冻结或扣 划 乙方货款等措施，由此产生的全部法律责任由乙方自行承担。如给甲方或甲方关联公司造成损失的，甲方或甲方关 联公司有权要求乙方赔偿全部损失，并通过公开渠道致歉等方式消除由此给甲方及甲方关联公司造成的负面影响

14.4. If any third party (including but not limited to customers and victims of Party B’s business activities) makes any complaint, report, lawsuit against Party A or Party A’s Affiliate or otherwise triggers negative public opinion due to any problem in Party B’s Products, services or information released, or any regulatory authority takes measures such as law enforcement inspection, investigation, inquiry or suggestion to Party A, Party A may demand Party B or the Entity Jointly and Severally Responsible for Party B’s Liabilities to get involved in, release the identity document, registration information, contact information, transaction information and other required information of Party B and the Entity Jointly and Severally Responsible for Party B’s Liabilities to the complainant or other relevant department, and order Party B to make a rectification and follow the orders of the regulatory authority, etc. Moreover, Party A is entitled to take measures including but not limited to deleting or adjusting the information released by Party B, restricting or suspending the authority for Party B’s on Party A’s Platform, freezing or deducting the payment for products of Party B, and all the legal liabilities resulting therefrom shall be borne by Party B solely. If Party A or Party A’s Affiliate suffered any losses, Party A or Party A’s Affiliate is entitled to require Party B to indemnify all the losses, and demand Party B to apologize through public media and take other measures to eliminate the negative impact on Party A and Party A’s Affiliate as a result.

14.5. 乙方向甲方提供虚假、失效的证明文件或其他相关证明，在甲方平台发布错误、虚假、 违法及不良信 息或进行其他违法违规或违反本协议约定（包括但不限于因乙方经营行为产生负面舆情、群体性投诉或 举报事件等）的行为，甲方有权依据平台相关规则对乙方采取商品下架、封禁、暂停提供服务、店铺清退 等措施，给甲方及/或甲方关联公司造成任何损失的（损失包括但不限于诉讼费、律师费、赔偿、补偿、 行政机关处罚、差旅费等），乙方同意甲方或甲方关联公司自乙方缴纳的保证金中直接予以扣除，有权限制乙方提现货款功能、或由第三方支付机构（包括但不限于合众、支付宝、微信） 依据本协议授权及甲方 指示划扣相应金额的款项。本协议另有约定的除外。

14.5. If Party B provides Party A with any false or invalid supporting document or other relevant proof, or releases erroneous, false, illegal, or bad information on Party A’s Platform, or otherwise violates laws and regulations or the provisions of this Agreement (including but not limited to negative public opinion, mass complaints or reports caused by Party B’s business activities), Party A is entitled to take measures such as de-listing of products, banning or suspension of services, or closure of the Store against Party B according to the Platform Rules. If Party A and/or Party A’s Affiliate suffer(s) from losses (including but not limited to legal costs, attorney’s fees, compensation, indemnity, administrative penalties, and travel expenses), Party B agrees that Party A or Party A’s Affiliate is entitled to deduct and recover the losses directly from the deposit paid by Party B, restrict the function of cash withdrawal for Party B, or deduct an amount by a third-party payment service provider (including but not limited to UlPay, AliPay and WeChat) according to this Agreement and Party A’s instructions, unless otherwise stipulated in this Agreement.

14.6. 如因乙方的行为使得第三人遭受损失、使甲方及/或其关联公司遭受第三人主张权利、或乙方怠于履 行调处决定，甲方及/或其关联公司出于社会公共利益保护或消费者权益保护目的，甲方有权限制乙方 提现货款功能、由第三方支付机构依据本协议授权及甲方指示划扣相应金额的货款或对第三人进行先行赔付 。如乙方的账户余额或保证金不足以支付相应款项的，乙方同意甲方及/或关联公司可直接抵减乙方在甲方及/或 其关联公司其它协议项下的权益，不足部分，甲方及/或关联公司可继续追偿。

14.6. If Party B’s activities cause losses to any third party or any third-party claim against Party A and/or Party A’s Affiliate, or Party B fails to follow the order of penalty made through investigation, in order to protect the public interest or the rights and interests of consumers, Party A is entitled to restrict the function of cash withdrawal for Party B, or cause a third-party payment service provider to deduct the corresponding amount according to this Agreement and Party A’s instructions, or pay the compensation to the third party in advance. If Party B’s account balance or deposit is insufficient to pay the corresponding amount, Party B agrees that Party A and/or Party A’s Affiliate is entitled to directly offset the amount against the amount payable to Party B under any other agreement between Party B and Party A and/or Party A’s Affiliate, and Party A and/or Party A’s Affiliate may recover the deficiency from Party B.

14.7.若乙方直接和/或乙方委托的代理商在甲方关联公司相关平台上进行广告投放并在甲 方关联公司 广告投放平台（包括但不限于巨量引擎https://ad.oceanengine.com/pages/login/index.html ，及其它乙 方可为其商品投放广告或进行营销 推广的平台） 开设注册了广告主账户（包括通过委托代理商（ 如有） 开设注册的广告主账户）的，乙方知悉并确认： 当乙方在甲方平台的经营行为存在任何违法 、违约、违反平台规则或侵犯第三方权利的情形，或存在不及时解决乙方商品/服务相关的用户投 诉，或在本协议项下对甲方及/或其关联公司有任何应付款项时，甲方及/或其关联公司有权从上述 所有广告主账户中抵扣/冻结现金余额和赠款余额，以赔付用户及甲方及/或其关联公司的损失/应 付费用。如乙方与委托代理商因抵扣/冻结上述广告主余额发生任何争议或纠纷的，与甲方和甲方 关联公司无关，由其二者自行协商解决。

14.7. If Party B, directly and/or through Party B’s entrusted agent, conducts advertisement putting on the related platform of Party A’s Affiliate and has activated and registered an advertiser account (including the advertiser account registered through the entrusted agent (if any)) on the advertisement platform of Party A’s Affiliate (including but not limited to Ocean Engine at https://ad.oceanengine.com/pages/login/index.html, and other platforms on which Party B may carry out advertisement putting or marketing and promotion campaigns for his products), Party B understands and confirms that when Party B’s business activities on Party A’s Platform violate laws, breach any contract, violate the Platform Rules or infringe upon any right of any third party, or fails to resolve any complaint of any user concerning Party B’s Products/services in time, or owes any amount payable to Party A and/or Party A’s Affiliate under this Agreement, Party A and/or Party A’s Affiliate is entitled to deduct/freeze the cash balance and grant balance in all the above-mentioned advertiser accounts to indemnify the users and Party A and/or Party A’s Affiliate against the losses or pay the due and payable amount. Any dispute or controversy between Party B and the entrusted agent due to the deduction/freezing of the balance in the above-mentioned advertiser account is irrelevant to Party A and Party A’s Affiliate and shall be resolved by Party B and the entrusted agent on their own.

第十五条 协议效力及有效期

Article 15 Effectiveness and Term

15.1. 本协议自乙方在线同意本协议， 且乙方提交的入驻申请和资料等已经过甲方审核通过并以邮件或 系统的方式向乙方发出通知时生效。

15.1. This Agreement shall take effect when Party B agrees to this Agreement online, and the application for admission and registration materials submitted by Party B have been reviewed and approved by Party A and notified to Party B by email or via the system.

15.2. 本协议仅对本协议约定之相关业务具有法律约束力，不对甲乙双方开展的同等或类似业务具有法 律约束力，如甲乙双方同时开展同等或类似业务，双方应依据另行签订的协议执行。

15.2. This Agreement is legally binding only on the related businesses agreed in this Agreement, but not on the same or similar business carried out by the Parties. If the Parties carry out the same or similar business at the same time, it shall be bound by and executed in accordance with a separate agreement entered into by the Parties.

15.3. 本协议服务期：第一个服务期自服务开通之日起至最先到达的 12 月 31 日止，第二个服务期自 1 月 1 日起至次年 12 月 31 日止，第三个、第四个……服务期以此类推，以一年为周期，除非店铺或本协议提 前终止。若甲乙双方于本协议生效日前既已开展本协议约定的相关业务，则本协议对已开展的业务具有法律约 束力。

15.3. The service term under this Agreement. The first service term starts from the day when the service is activated to December 31st of the current year; the second service term starts from January 1 to December 31 of the following year; the third, fourth ... service term is of one year accordingly unless the Store is closed or this Agreement is terminated early. If the Parties have already carried out the related business agreed in this Agreement before the effective date of this Agreement, this Agreement shall be legally binding on the business already carried out.

15.4. 本协议约定的年度服务期届满时，若不存在本协议所约定的终止情形，且甲方未要求乙方与甲 方另行签署协议， 服务期可自动续展至次年 12 月 31 日， 依次类推。服务期内如协议更新，乙方应按照 甲方要求另行签署协议，双方签署协议的有效期追溯至该自然年 1 月 1 日开始；如乙方未按照甲方要求期 限完成协议签署，乙方有权在收到协议更新的通知之日起 七天内终止本协议，如乙方未完成更新后协议签署， 也未终止本协议的， 更新后的协议依然对乙方生效。

15.4. Upon expiration of the annual service term agreed in this Agreement, where no termination circumstances as stipulated in this Agreement have occurred, and Party A does not require Party B to execute a separate agreement, the service term shall be automatically renewed to December 31st of the following year, and so forth. If this Agreement is updated during the service term, Party B shall execute a separate agreement as required by Party A. The validity term of this agreement executed by both Parties shall be deemed as commencing from January 1st of the calendar year retroactively; if Party B fails to execute the updated agreement within the time limit required by Party A, Party B may terminate this Agreement with Party A within seven days following the date of receipt of notification on update of agreement. If Party B neither executes the updated agreement nor terminates this Agreement, the updated agreement shall be legally binding on Party B.

第十六条 协议的变更

Article 16 Amendment

为不断提升消费者及商户体验、适应法律法规要求等原因，甲方可根据需要修改（包括但不限于制定、 修订、废止、 续签）本协议，对于影响商家权利义务的变更甲方将提前至少七天在甲方平台网站公示。 对本协议 的修订一经生效即构成对协议方权利义务的补充 ，成为本协议的一部分。如乙方不同意相关变更，须在相 关变更公示七天内选择解约 。如乙方在相关变更生效后仍登录或继续使用甲方服务将表示您接受修订后的 协议 。除另行声明或签署协议外， 甲方平台任何基于提升消费者及商户体验、平台服务升级等目的所 扩大的服务范围或软件功能的增强均受本协议的约束。

In order to continuously improve the experience of consumers and merchants and adapt to the requirements of laws and regulations, Party A may amend (including but not limited to formulate, revise, abolish, and renew) this Agreement from time to time. For any amendment that affects the rights and obligations of merchants, Party A will publicize it on Party A’s Website at least seven days in advance. Once an amendment to this Agreement becomes effective, it shall constitute a supplement to the rights and obligations of the Parties and become a part of this Agreement. If Party B does not agree to the amendment, Party B may rescind this Agreement within seven days after the amendment is publicly announced. If Party B continues to log into Party A’s Platform or use Party A’s services after the amendment takes effect, it will be deemed that Party B accepts the amended agreement. Unless otherwise stated or stipulated in a written agreement, any expansion of service scope or enhancement of software functions on Party A’s Platform for the purpose of improving the experience of consumers and merchants or upgrading the platform services shall be governed by this Agreement.

第十七条 协议的终止及解除

Article 17 Termination and Rescission

17.1. 本协议在下述情形下自然终止：

18.1 This Contract shall be terminated automatically upon the occurrence of any of the following circumstances:

（1） 本协议或相关补充协议 （若有）中确认的服务期届满，而甲乙双方未在服务期满后 1 个月内完成 新的服务期续展的；

(1) Upon the expiration of the service term stipulated in this Agreement or the related supplementary agreement (if any), if the Parties do not complete the renewal of service term within one month;

（2） 双方签署新协议替代本协议的；

(2) The Parties have executed a new agreement to replace this Agreement;

（3） 根据协议约定的情况，乙方店铺运营自行停止或被甲方中止持续时间达到一个月的。

(3) According to this Agreement, the operation of the Store is suspended for one month or more, whether by Party B or Party A.

17.2. 通知解除 。除本协议另有约定外，缔约双方中任一方在本协议有效期内提前终止本协议的， 须提前

十五天以书面形式通知对方。

17.2 Rescission by Notice. Unless otherwise agreed in this Agreement, either Party may terminate this Agreement within the term of this Agreement by giving a 15-day prior written notice to the otherParty.

17.3. 甲方解除 。出现以下任一情形时 ，甲方有权随时停止乙方该店铺的服务而无需承担任何责任：

17.3 Rescission by Party A. Upon the occurrence of any of the following circumstances, Party A may terminate the services to Party B’s Store at any time without assuming any liability:

（1） 乙方不满足入驻条件的；

(1) Party B does not meet the requirements for admission;

（2） 乙方提供虚假资质文件的；

(2) Party B provides any false qualification document;

（3） 乙方商品价格、 规格等信息标示错误，导致行政处罚 、争议和纠纷的；

(3) Any error in the displated information of Party B’s Products (such as price or specifications), which causes administrative penalty, dispute, or controversy;

（4） 乙方商品质量、 标识不合格的，或者商品被认定为走私 、假冒伪劣 、旧货 、返修品的；

(4) The quality or labeling of Party B’s Product, or Party B’s Product is determined as the smuggled, counterfeit, shoddy, used, or repaired;

（5） 未经甲方事先审核商品品牌 ，而上传该品牌商品的；

(5) Party B uploaded any product with brands that have not been reviewed by PartyA;

（6） 乙方经营的品牌被品牌方或品牌方的经销商/代理商/委托人终止授权的；

(6) The license for any brand operated by Party B is terminated by the brand owner or its distributor/agent/authorized representative;

（7） 乙方连续三十日或累计四十五日未正常经营店铺的；

(7) Party B fails to operate his Store in the ordinary course for 30 consecutive days or 45 days cumulatively;

（8） 甲方依据本协议及平台规则内容进行争议等处置后 ，乙方拒绝承担全部或部分费用的；

(8) Party B refuses to bear the fees and expenses or any part thereof after any dispute is settled by Party A according to this Agreement and the Platform Rules;

（9） 乙方通过不正当手段虚增销量、 订单量、用户好评等提升信誉宣传推广乙方商品的；

(9) Party B uses improper means to inflate sales volume, order volume, or positive evaluation by users to promote his reputation or promote Party B’s Products;

（10） 乙方对用户进行恶意骚扰或者泄露用户隐私 、个人信息的；

(10) Party B maliciously harasses users or discloses users’ privacy or personal information;

（11） 其他违反本协议约定或甲方平台规则的，或者其他甲方认为侵犯甲方、甲方关联公司或消费者权 益的。

(11) Other violations of this Agreement or Party A’s Platform Rules, or other activities that Party A deems to infringe upon the rights and interests of Party A, Party A’s Affiliates or consumers.

17.4. 乙方解除 。如乙方主动申请终止协议，乙方经在甲方网站持续公示停止营业公告满三十日且最后 一笔订单完成九十日后， 无未决争议事项的，甲方审核同意后由甲方停止该店铺的服务功能 。

17.4 Rescission by Party B. If Party B takes the initiative to apply for termination of this Agreement, Party B shall make a public announcement of close-down on Party A’s Website for 30 days continuously, and Party A will terminate the services to Party B ’s Store with Party A’s approval after 90 days upon fulfillment of the last order made on Party B’s Store, provided that there is no pending dispute.

17.5. 服务关停。 如甲方通过下架全部商品短暂关停乙方店铺或永久关停乙方店铺的，乙方应当对店铺关 停前已达成的交易继续承担发货、退换货及质保维修、维权投诉处理等交易保障责任。

17.5 Suspension of Services. If Party A temporarily shuts down Party B’s Store or permanently closes Party B’s Store by de-listing all products being sold by Party B, Party B shall continue assuming the responsibilities for shipping, returning and replacing the products, providing warranty on product quality and maitenance services, and handling complaints under the transactions closed prior to the shutdown or close-down of Party B’s Store.

17.6. 如乙方的运营情况不能满足甲方平台要求，经限期整改调整后， 仍无法满足平台运营 条件的，甲 方有权解除本协议， 停止向乙方提供服务。

17.6. If Party B’s operating conditions cannot meet the requirements of Party A’s Platform and still cannot meet such requirements after rectification and adjustment within the prescribed time limit, Party A may rescind this Agreement and stop providing the services to Party B.

17.7. 协议终止后后续事项的处理

17.7 Effect of Termination

17.7.1. 本协议终止，仅仅是指甲方不再依据本协议约定向乙方提供服务，但并不影响结算条款、 保密条款、 责任承担条款、 声明与保证条款、 反商业贿赂条款、争议解决条款等的法律效力，相关权利义务双方仍应继续 承担并切实履行。

17.7.1. The termination of this Agreement only means that Party A terminates the services provided to Party B pursuant to this Agreement, without prejudice to the validity and effectiveness of clauses including but not limited tobilling and settlement clauses, confidentiality clauses, liabilities clauses, representations and warranties clauses, anti-commercial bribery clauses, and dispute resolution clauses, under which the rights and obligations shall remain in full force and effect and shall be binding on both Parties.

17.7.2. 自本协议终止之日起，甲方将关闭乙方“甲方平台用户名”账户权限，并对乙方商品全部下架，乙 方将无法再通过该账户对店铺进行任何形式的操作，同时甲方无义务在甲方网站继续显示任何乙方商品信息。

17.7.2. From the date of termination of this Agreement, Party A will terminate the authority for Party B’s account with the “Username on Party A’s Platform” and de-list all of Party B’s Products. As a result, Party B will no longer be able to conduct any form of Store operations via this account. Nevertheless, Party A shall not be obliged to continue to display any information of Party B’s Products on Party A’s Website.

17.7.3. 本协议终止后，甲方有权保留乙方的注册信息及交易行为记录等数据，但甲方没有为乙方保留这些数 据的义务，亦不承担在协议终止后向乙方或第三方转发任何未阅读或未发送的信息的义务，也不就协议终止向 乙方或任何第三方承担责任。法律另有规定的除外。

17.7.3. Upon the termination of this Agreement, Party A has the right to (but is not obliged to) retain Party B’s registration information, transaction records, and other data, and Party A is not obliged to forward to Party B or any third party any unread or unsent information, and Party A is not liable to Party B or any third party for the termination of this Agreement unless it is otherwise provided bylaws.

17.7.4. 自本协议终止之日后，甲乙双方进行退场清算，包括但不限于财务对账及在途货物 的处理。在途 货物指双方协议终止前， 客户已购买但乙方尚未完成交付的商品，对于此类商品，乙方仍应按照协议终止前的 正常流程交付并结算。

17.7.4. Upon the termination of this Agreement, the Parties shall conduct exit liquidation, including but not limited to financial reconciliation and handling of Goods in Transit. “Goods in Transit” refers to the goods that customers have purchased but Party B has not completed the delivery before the termination of this Agreement. With regard to such goods, Party B shall deliver them and settle the payment thereof in accordance with the ordinary procedures before termination of this Agreement.

17.7.5. 本协议终止，并不免除乙方依据本协议应向客户承担的相关服务及商品保证责任； 如在甲乙双方 协议终止后， 因乙方商品质量问题或售后服务问题而导致甲方或其他第三方人身或财产损失的，乙方仍应 独立承担全部责任。

17.7.5. The termination of this Agreement will not exempt Party B from the responsibilities with respect to the service and product warranties to the customers under this Agreement; and after termination of this Agreement, Party B shall remain fully and solely liable for any claims personal injuries or property damages caused to Party A or any third parties due to caused byParty B’s Product quality issues or after-sales services.

17.8. 乙方如对甲方解除或终止协议有异议的，应在收到解除或终止协议通知之日起三十日内向中国国 际经济贸易仲裁委员会提起仲裁。

17.8. If Party B disagrees with Party A’s rescission or termination of this Agreement, he shall file an arbitration with the China International Economic and Trade Arbitration Commission within 30 days upon receiving the notice of termination.

第十八条 通知及送达

Article 18 Notice and Delivery

18.1. 甲方通过下述联系方式向乙方发出通知:以电子的方式发出的书面通知， 包括但不限于在甲方平台公 告，向乙方提供的联系电话发送手机短信，向乙方提供的电子邮件地址发送电子邮件，向乙方的社交账号发送信息 、系统消息以及站内信信息，在发送成功后即视为送达； 以纸质载体发出的书面通知， 按照提供联系地址交邮后 的第五个自然日即视为送达。 甲方将向您的上述联系方式的其中之一或若干向您送达各类通知 ，而此类通知 的内容可能对商家的权利义务产生重大的有利或不利影响，请乙方务必及时关注 。

18.1. Party A will notify Party B in the manners described as following:The written notices sent by electronic means, including but not limited to releasing announcements on Party A’s Platform, sending SMS to the mobile phone number provided by Party B, sending emails to the email address provided by Party B, and sending messages, system messages and site messages to Party B’s social media account, shall be deemed as duly delivered immediately after they are sent successfully; the written notices sent in paper form shall be deemed as duly delivered on the 5th calendar day after they are delivered to the address provided by Party B. Party A will send you various notices by one or several of the above contact methods, and the content of such notices would have a substantially favorable or adverse impact on the rights and obligations of the merchants. Party B shall check such notices in a timely manner.

18.2. 对于在甲方平台上因交易活动引起的任何纠纷，乙方同意仲裁机构可以通过手机短信、 电子邮件或微 信等现代通讯方式或邮寄方式向乙方送达法律文书（包括但不限于仲裁文书）。乙方指定接收法律文书的手机 号码、电子邮箱或账号等联系方式为乙方在甲方平台注册、更新时提供的手机号码、电子邮箱联系方式以 及在注册甲方用户时生成账号，仲裁机构向上述联系方式发出法律文书即视为送达。乙方指定的邮寄地址为乙 方的法定联系地址或乙方提供的有效联系地址。

18.2. For any dispute arising from the trading activities on Party A’s Platform, Party B agrees that the arbitration institution may serve legal documents (including but not limited to arbitration documents) to Party B by generally accepted communication means such as SMS, email, or WeChat, or by mail. The contact information such as mobile phone number, email address or account number designated by Party B for the service of legal documents shall be the same contact information (including mobile phone number and email address) registered and updated by Party B on Party A’s Platform, and the account number generated when registering as a user of Party A’s Platform. The arbitration institution’s service of the legal documents to the contact information above shall be deemed as valid delivery. The mailing address designated by Party B is the legal contact address of Party B or the effective contact address provided by Party B.

18.3.乙方同意仲裁机构可采取以上一种或多种送达方式向乙方达法律文书，仲裁机构关采取多种方式向 乙方送达法律文书，送达时间以上述送达方式中最先送达的为准。

18.3. Party B agrees that the arbitration institution may take one or more of the above means to serve the legal documents to Party B, and if the arbitration institution takes multiple means to serve the legal documents to Party B, the earliest date when the legal documents arrives at Party B shall be the date of delivery.

18.4. 乙方应当保证所提供的联系方式是准确、有效的，并进行实时更新。如果因提供的联系方式不确 切，或不及时告知变更后的联系方式， 使法律文书无法送达或未及时送达，由乙方自行承担由此可能产生的 法律后果。

18.4. Party B shall ensure that the contact information provided by him is accurate and valid, and such information will be updated in time. If any contact information provided by Party B is inaccurate or Party B fails to notify Party A of the changed contact information in time, and thus the legal documents cannot be served or failed to be served in time, all legal consequences arising therefrom shall be borne by Party B solely.

第十九条 争议解决

Article 19 Dispute Resolution

19.1. 履行本协议过程中产生的任何争议，双方应协商解决，协商不成的， 均应提交中国国际经济贸易 仲裁委员会，按照申请仲裁时该会现行有效的仲裁规则进行仲裁。仲裁裁决是终局的，对双方均有约束力。

19.1 Any dispute arising from or in connection with this Agreement shall be resolved between the Parties through negotiation. If the negotiation fails, the dispute shall be submitted to the China International Economic and Trade Arbitration Commission for arbitration in accordance with the arbitration rules currently effective at the time of filing the arbitration. The arbitration award shall be final and binding upon both the Parties.

19.2. 本协议的签订、解释、 变更、履行及争议的解决等均适用中华人民共和国大陆地区现行有效的法律 。如法律无相关规定的， 参照商业惯例及/或行业惯例。

19.2. The execution, interpretation, amendment, performance, and dispute resolution of this Agreement shall be governed by the currently effective laws of Mainland China. If there is no applicable provision in the law, the business practices and/or industry practices shall be referred.

第二十条 其他约定

Article 20 Miscellaneous

20.1. 本协议的任何一方未能及时行使本协议项下的权利不应被视为放弃该权利，也不影响该方在将来行 使该权利。

20.1 Any delay in exercising any right hereunder by either Party shall not be deemed as a waiver of such right and will not affect the subsequent exercise of such right by such Party.

20.2. 如果本协议中的任何条款无论因何种原因完全或部分无效或不具有执行力，或违反任何适用的法律 ，则该条款被视为删除。但本协议的其余条款仍应有效并且有约束力。

20.2 If any provision of this Agreement or any part thereof is invalid or unenforceable due to whatever reason or violates any applicable law, such provision shall be deemed as deleted from this Agreement. However, the remaining provisions hereof shall remain in force and effect and be binding.

20.3. 本协议是缔约双方之间关于本协议中提及服务事项的完整的、 唯一的协议， 取代任何先前的关于服 务事项的协议和沟通（包括数据电文形式、 书面形式和口头形式）。

20.3 This Agreement constitutes the entire and only agreement entered into by and between the Parties with respect to the services referred to in this Agreement, and supersedes any and all previous agreements and communications concerning such services, whether in the form of electronic data interchange, in written or in oral.

20.4. 本协议文本以中英文书就，中英文版本有差异的部分，以中文版为准。

20.4 This Agreement is written in Chinese and English; in case of any discrepancy between the Chinese version and English version, the Chinese version shall prevail.

附件清单

List of Appendices:

附件一：《结算单签署页》

Appendix 1: Signature Page of Billing Form

附件二：《反商业贿赂条款》

Appendix 2: Anti-commercial Bribery Terms

附件三：《个人信息和数据保护承诺函》

Appendix 3: Personal Information and Data Protection Commitment

附件一

Appendix 1

结算单签署页

Signature Page of Billing Form

订单分为普通订单和广告流量订单。

Orders are classified as regular orders and advertising traffic orders.

1、 广告流量订单系指乙方通过委托甲方认可的广告投放渠道进行商品广告投放，通过广告达成的订单为 广告流量订单。

1. “Advertising traffic orders” refer to the orders generated from advertisements of products placed by Party B in the advertisement channels recognized by Party A.

2、非通过上述广告渠道达成的订单为普通订单。普通订单又分为“中心化流量订单”、 “非中心化流量订单 ”、“精选联盟订单”。定义如下：

2. Orders not placed through the above advertising channels are regular orders. Regular orders are further classified as “centralized traffic orders”, “non-centralized traffic orders”, and “Premium Affiliate orders”. Definitions:

（1） 中心化流量订单：基于平台频道、平台发起的活动页面、平台发起的商品聚合页等中 心化流量入 口产生的订单。

(1) Centralized traffic orders: the orders generated from centralized traffic entrances such as channels on the Platform, web pages of events initiated by the Platform and product aggregated pages initiated by the Platform.

（2） 非中心化流量订单：商家将自己创作的内容（图文， 长视频，短视频，微头条等）通过非中心化流 量入口且并非 1 中的广告流量产生的自己店铺商品的订单。

(2) Non-centralized traffic orders: the orders for the products of the Merchant’s Store generated from non- centralized traffic entrances with the contents (including images, texts, long videos, short videos, and micro- headlines) created by the Merchant, excluding the orders generated from the advertisement traffic mentioned in Paragraph (1) above.

（3） 精选联盟订单：商家通过精选联盟系统的商品分享功能，将商品信息分发给达人，通过达人创作的 内容（图文、 长视频、短视频、微头条等） 产生的订单。

(3) Premium Affiliate orders: the orders generated from the contents (including images, texts, long videos, short videos, and micro-headlines) created by the influencers with the product information and shared by the Merchant through the product sharing function of the Premium Affiliate System.

前述订单的技术服务费费率标准参见平台公示的《技术服务费标准说明》。

For the rate of the technical service fee charged on the orders mentioned above, refer to the Rate of Technical Service Fee announced by Platform.

结算单签署页
乙 方 支 付 方式、 保 证 金、 付 款 结 算 方 式 约 定	用户 支付 方式	付款结算方式约定	形式发 票	结算比 例 约 定	保证金
	在线 支付	1.乙方应承担货款结算的全部手续费，手续费以第三方支付服务机构实 际收取金额为准。 2.乙方须与甲方接入的第三方支付服务机构签署相 应协议（若有）。 3. 订单签收日（T）： 1）有物流信息的订单：订 单签收日为用户确认签收或物流签收当天取两者较早的时间； 2）无物 流信息的订单：境内保税仓发货的订单，订单签收日为发货后 15 天； 境外发货的订单，订单签收日为发货后 30 天； 4. 可结算订单：指根 据“3”中规定的签收时点确认签收后 15 天且无未完结售后问题的订 单（即： T+15）； 5. 结算汇率：双方确认以美元作为货款结算币种， 用户下单购买商品/服务时支付币种为非美元时，货款结算汇率以甲方 合作的第三方支付服务机构第一次将货款汇兑成美元当日的实时汇率为 准； 6. 结算周期：甲方将通过第三方支付服务机构每月 10 日及20 日向乙方付款,具体如下： 1）每月 10 日支付上月 15日至本月 1 日 的可结算订单； 2）每月 20 日支付本月2日至本月 14日的可结算订单 ；若付款日为中国大陆、香港或澳门的法定假日，则支付日顺延至下一 工作日。由于乙方注册地的法定节假日导致商家收到货款时间延迟或其 他非归因于甲方的原因导致商家收款延迟的，甲方无需承担任何责任。 7. 最低付款额：每次实际付款时，乙方可结算余额不得低于人民币 5 万元 （伍万元） ，否则将不予在支付当日支付。 8.甲方的技术服务费 从应结算货款中直接扣除。	乙方申 请开具 形式发 票，需 以每月 为周期 进行当 月的汇 总 结 算，甲 乙双方 签署结 算单， 在乙方 提供相 关资质 的 30 个工作 日内， 甲方向 乙方开 具 完 整、正 确的形 式 发 票。	详见平 台公示 的《技 术服务 费标准 说明》	乙 方 在 甲 方 平 台 开 展 经 营 活 动 前 须 交 纳 对 应 的 类 目保证 金（详见 平 台 公 示的《保 证 金 标 准说明》 注：如出 现 保 证 金浮 动 调 整 ， 以 平 台 公 布 为 准
结款 约定	结款 账户	甲方通过第三方支付服务机构将乙方的结算金额支付至乙方指定的银行账户 。 注：乙方银行 账户信息，以乙方自行提交给甲方的信息为准。因乙方变更账户且未修改后台信息或乙方账户信 息填写错误等非归责于甲方的原因导致收款失败， 甲方不承担违约责任，由此产生的损失 由乙方自行承担 。

甲方账 户信息	开户 名	账号
	开户 行	Swift Code
银行 地址
备注： 1 、甲方银行账户信息，以甲方确认并提交给乙方的信息为准。因甲方变更账户且未修改后台信息， 乙方 不承担违约责任，由此产生的损失由甲方自行承担 。
2 、结算规则甲方可以依据本协议 4.5 条约定的方式进行修改。

Signature Page of the Billing Form
	Payment Method	Payment Terms	Proforma Invoice	Ratio of Payment	Deposit
Party B’s Payment Method, Deposit, and Payment Terms	Online Payment

1. All charges for the settlement o payments of products shall be borne by Party B, subject to the amount actually charged by the third-party payment service provider. 2. Party B shall sign an agreement (if any) with the third-party payment service provider that Party A has access to. 3. Order receipt date (T) shall be: (1) for the orders with shipping information: the date of acknowledgment of receipt by the user or the carrier (whichever is earlier); (2) for the orders without shipping information: in case o the orders departed from domestic bonded warehouse, 15 days after the date of shipping; in case of the orders shipping abroad, 30 days after the date o shipping; 4. Billable orders: refer to the orders that have been confirmed 15 days after the order receipt date according to Paragraph 3 above and have no outstanding after-sales problems (i.e. T+15); 5. Settlement exchange rate: the Parties confirm that USD is the payment settlement currency. When a user places an order to purchase the goods/services in any currency other than USD, the real- time exchange rate between this currency and USD on the date of first conversion announced by the third-party payment service provider of Party A shall prevail

6. Billing cycle: Party A will make payments to Party B in two times on the 10th and 20th of each month via the third-party payment service provider particularly: (1) pay the billable orders from the 15th of the previous month to the 1th of the month on the 10th of each month; (2) pay the billable orders from the 2th to the 14th of the month on the

			Party B shall issue a proforma invoice to make aggregated settlement of the month on a monthly basis. For this purpose, the Parties shall sign a Bill, and Party B will issue a complete and correct to A 30 proforma invoice Party within business days after Party B has provided the supporting	For details, refer to the Rate of Technical Service Fee announced by Platform.	Party B shall pay a deposit for the corresponding category (for details, refer to the Required Amount of Deposit announced by Platform) before carrying business out activities on Party A’s Platform. Note: If the amount of deposit changes, the required amount announced by the Platform

20th of each month. If the payment day is a statutory holiday in Mainland China Hong Kong or Macau, the payment day will be postponed to the next business day. In case of any delay in receiving payment by Party B due to the statutory holiday in the place where Party B is registered or other reasons not attributable to Party A, Party A shall not be held liable therefor. 7. Minimum amount of payment: the billable balance to be paid to Party B shall not be less	documents about his qualification.	shall prevail.

than RMB50,000 for each payout otherwise, it will not be paid on the payment day. 8. Party A’s technical service fee will be directly deducted from the amount payable to Party B hereunder.
Settlement Agreement	Settlement Account

Party A shall, via a third-party payment service provider, remit the amount payable to Party B to Party B’s designated bank account. Note: Party B’s bank account information provided by Party B to Party A shall prevail. If Party B changes the account but fails to change the backstage information or there is any error in the account information provided by Party B, or Party B is unable to receive the payment due to any reason not attributable to Party A, Party A is not liable therefor and all losses resulting therefrom shall be solely borne by Party B.

Details of Party A’s Account	Account Name	Account Number
	Bank	SWIFT Code
Bank Address

Notes:

1. Party A’s bank account information confirmed by Party A and provided Party B shall prevail If Party A changes the account but fails to change the backstage information, Party B is not liable for the breach of contract and all losses resulting therefrom shall be solely borne by Party A.

2. Party A may amend the billing and settlement rules in accordance with Article 4.5 of this Agreement.

附件二

Appendix 2

反商业贿赂条款

Anti-Commercial Bribery Terms

为了保护主协议双方的合法权益，确保双方的业务往来符合诚信和公平交易等原则， 着眼于双方建立长期友好 的商业关系， 促进双方关系良好发展，经双方友好协商，达成以下反商业贿赂条款：

The Parties hereby enter into this Anti-Commercial Bribery Terms through negotiation in order to protect the legitimate rights and interests of the Parties of the Master Agreement, ensure that the business relationship between the Parties complies with the principles of good faith and fair trade, and for the purpose of establishing long-term and amicable business relationship between the Parties and promoting the good development of bilateral relation:

第一条 商业贿赂

Article 1 Commercial Bribery

商业贿赂行为是指，乙方或其雇员，为谋取交易机会或其他竞争优势，向甲方及甲方关联公 司员工（“甲方 员工”）提供或承诺提供一定利益，从而影响或者试图影响甲方员工在其职 务上所做的判断和决定的行 为，具体实施行为如下：

“Commercial Bribery” refers to that Party B or any of his employees gives or promises to give certain benefit to the employees of Party A or Party A’s affiliated companies (“Party A’s employees”) to influence or attempt to influence the business judgment or decision of Party A’s employees, so as to seek business opportunity or other competitive advantage, particularly:

（1） 向甲方员工或其密切关联人员，直接实施金钱商业贿赂或提供回扣的行为；

(1) Directly pay money or provide kick-back to Party A’s employees or their close associates;

（2）向甲方员工或其密切关联人员，直接提供经济利益，包括但不限于股份、购物卡、贵金属、电子货 币、不当的礼品、不当的慈善与捐赠、明显高价购入或低价售出等不合理交易、 业务衍生利益等；

(2) Directly provide financial benefits to Party A’s employees or their close associates, including but not limited to shares, shopping cards, precious metals, electronic money, improper gifts, improper charity and donation, obvious high-priced purchases or low-priced sales or unreasonable transactions, derivative interests of the business, etc.;

（3）乙方于商务洽谈过程中，向甲方员工或其密切关联人员，提供明显不符合商业惯例的 宴请、联谊 活动、营业性娱乐场所消费(包括但不限于营业性的歌厅、舞厅、卡拉 OK 厅、夜总会、桑拿、按摩 高尔夫球等)的行为。

(3) In the course of business negotiation, Party B provides the employees of Party A or their close associates with any meal, social event or pays any commercial entertainment (including but not limited to commercial KTV, dance hall, karaoke bar, nightclub, sauna, massage or golf) that is apparently inconsistent with business practices;

（4）乙方为甲方员工或其密切关联人员的婚丧嫁娶、家属和亲友的工作安排、出国出境、 度假旅游 个人培训、子女教育、住宅装修等提供方便或直接经济支持的行为；

(4) Party B provides convenience or direct financial support for the weddings or funerals of Party A’s employees or their close associates, or for employment, outbound travel, vacation tour, personal training, children’s education or residential decoration of their family members or intimate friends;

（5） 乙方直接或间接允许甲方员工或其密切关联人员，占用或使用其资产和资源（无论 是否付费） ，包括但不限于车辆、办公设备、生活设备、个人服务等；

(5) Party B directly or indirectly allows Party A’s employees or their close associates to occupy or use Party B’s assets and resources (whether paid or not), including but not limited to vehicles, office equipment, living facilities, or personal services;

（6） 乙方接受或放任其雇员收受甲方员工贿赂，以及伙同甲方员工，为谋取不正当利益， 共同向国家工 作人员或其他相关方实施商业贿赂的行为；

(6) Party B accepts or allows his employees to accept bribe from Party A’s employees, and conspires with Party A’s employees to give commercial briber to state officials or other relevant parties to seek improper benefits;

（7） 其他属于商业贿赂的行为。

(7) Other practices of commercial bribery.

第二条 不正当利益

Article 2 Improper Benefits

如如乙方未能对存在利益冲突的场景进行申报和主动规避，任何基于该场景而产生的利益将 视为不正当 利益；具体场景如下：

Any and all benefits generated thereof shall be deemed as “Improper Benefits” where Party B failed to declare and actively evade a conflict of interest under the following particular circumstances:

（1） 乙方的董事、监事、经理、高级管理人员、主协议相关项目负责人及项目成员，系甲方员工（包 括前甲方员工）或其密切关联人员，但未在签署主协议前以书面方式如实、全面 告知甲方并主动回避；

(1) Any director, supervisor, manager, officer, principal of the project or project staff member of Party B with respect to the Master Agreement is a current or former employee of Party A or his/her close associate, but Party B failed to truthfully and fully inform Party A in writing, or voluntarily recuse before the execution of the Master Agreement;

（2） 甲方员工（包括前甲方员工）及与其密切关联人员，于甲方有通过投资 （持有不到 1‰的公开上 市公司的流通股票除外）、合伙或其他任何方式持有利益，且甲方未向我方主动申报，并配合甲方采取 措施以消除对双方商务关系可能产生的负面影响；

(2) Party B’s current or former employees or their close associates hold interest in Party A through investment (except for holding less than 1‰ shares of a public company), partnership or any other means, and Party B failed to declare it to Party A nor cooperate with Party A to take actions to eliminate the possible adverse effect on the business relationship between the Parties;

（3） 违反双方协议中关于利益冲突的相关条款，而构成实质违约的其他行为。

(3) Other activities that violate the conflict of interest clause of the agreement between the Parties, which constitutes a material breach of contract.

第三条 利益冲突

Article 3 Conflict of Interest

本协议所述利益冲突包括但不限于（1）乙方或其雇员不得向甲方员工及其关联人员提供任何形式的 借款；（2）乙方的股东、监事、经理、高级管理人员、主协议相关项目负责人及项目成员系甲方员工 或其关联人员的，应在签署主协议前以书面方式如实、全面告知甲方并主动回避；（3）合作过程中，乙方 或其雇员不得允许甲方员工及其配偶持有或由第三方代持有乙方股权（但通过公开的证券交易市场且低 于发行在外 5%的权益、通过直接或间接持有无实际控制权的基金、或通过受益人非本人或关联人员的信 托方式持有的股份除外）。乙方有义务就存在或可能存在的利益冲突向甲方作出及时披露，并配合甲方采取措施以 消除对 双方商务关系可能产生的负面影响。

For the purpose of this Agreement, the “Conflict of Interest” includes but is not limited to (1) Party B and its employees shall not provide any loan in whatever form to Party A’s employees and their associates; (2) if any shareholder, supervisor, manager, officer, responsible person of the cooperative project or project staff member of Party B is an employee of Party A or its associate, Party B shall truthfully and fully inform Party A in writing in advance and shall voluntarily recuse from the business cooperation; (3) during the course of business cooperation, Party B and its employees shall not permit Party A’s employees and their spouses to hold Party B’s shares for themselves or the benefit of any third party (except for less than 5% outstanding shares through an open stock exchange, or direct or indirect holding fund without actual control, or holding shares by trust created by any person other than the beneficiary). Party B shall promptly disclose to Party A any conflict of interest or potential conflict of interest, and cooperate with Party A to take measures to eliminate the possible adverse effect on the business relationship between the Parties.

第四条 合法资质

Article 4 Lawful Qualifications

乙方需保证其各种资质真实有效，并向甲方提供相关资质证明文件，乙方取得甲方的合格供应商资格后方 可开展业务。在雇佣分包商或其他代表前，乙方应自行开展尽职调查，确保对方是合法的、有资质履行服务 的企业。乙方与任何第三方， 包括但不限于分包商（无论该分包商为乙方自行选择还是甲方指定）、供应商 、代理或其他与乙方有合作关系的独立第三方， 的所有协议必须包含第三方的声明或保证，即其不会为影响或试 图影响任何人的行为或决定或为其公司获取或保留不正当业务或其他好处而向任何人提出给予、许诺或要求、收 受任何不正当利益。上述第三方及其员工违反相应反商业贿赂条款， 给甲方造成影响的， 视为乙方违反本协议 约定，甲方有权按照本协议之约定要求乙方承担违约责任。

Party B shall ensure that his qualifications are true and valid, and provide relevant supporting documents to Party A. Party B may only carry out business operations after obtaining the qualification as a qualified supplier of Party A. Before hiring any subcontractor or any other representative, Party B shall conduct due diligence to ensure that the subcontractor or representative is a legal and qualified business entity to provide the services. All agreements entered by and between Party B and any third party, including but not limited to subcontractors (whether selected by Party B or designated by Party A), suppliers, agents or other independent third parties that have a business partnership with Party B, shall include a representation or warranty made by the third party that it will not give, offer or request or accept any improper benefit to or from any person for the purpose of influencing or attempting to influence the action or decision of the person, or obtaining or retaining improper business or other advantage for its company. If the above-mentioned third party or its employees violate the anti-commercial bribery clause, causing adverse effect on Party A, it shall be deemed as Party B’s breach of contract, and Party A may claim the liabilities for breach of contract against Party B according to the provisions of this Agreement.

第五条 乙方雇员

Article 5 Party B’s Employees

本协议“乙方雇员”指： 1）乙方公司任何董事、管理人员或者员工；2）乙方公司的任何子公司或者关 联方的任何董事、管理人员及员工；3）任何以乙方公司名义行事的公司直接或间接股东，和/或； 4） 任何以乙方公司名义行事的公司直接或间接股东的员工。乙方雇员保证将在依合同为甲方进行的所有交 易和业务中遵守本协议及相关法律法规的规定。乙方应抵制其雇员和/或任何第三方进行的腐败行为。乙方 雇员违反本协议规定的，即视为乙方违反，甲方有权要求乙方承担违约责任。

For the purpose of this Agreement, “Party B’s Employees” shall mean: (1) any director, officer or employee of Party B’s company; (2) any director, officer or employee of any subsidiary or affiliate of Party B’s company; (3) any direct or indirect shareholder of Party B’s company who acts in the name of Party B’s company; and/or (4) any employee of any direct or indirect shareholder of Party B’s company who acts in the name of Party B’s company. Party B’s Employees undertake that they will company this Agreement and the applicable laws and regulations in all transactions and businesses conducted for Party A in accordance with the Agreement. Party B shall resist and desist from any corruptive practices of its employees and/or any third party. If Party B’s Employees violate the provisions of this Agreement, it shall be deemed as Party B’s violation and Party A may claim liabilities for breach of contract against Party B.

第六条 合规审计

Article 6 Compliance Audit

甲方有权自行或委托专业第三方查阅与合同约定的交易相关的乙方财务记录并收集违规证据， 包括但 不限于审阅相关财务账册，与相关人员访谈等。乙方应维护内部控制系统，以保证财务报表和和信息的准确性， 并在财务记录中反映与合同相关的所有活动和费用支出。乙方应积极协助并配合甲方进行审计审查，不应拒绝审计 、隐瞒信息或提供虚假信息。在本合同解除或终止后的五（5）年内，乙方应保留与合同相关的所有财务记录和 信息的完整文件， 甲方有权复制并保存前述记录或文件。

Party A may, by itself or through any third-party professional consultant, audit Party B’s financial records related to the transactions contemplated in the Agreement and collect evidence of violations, including but not limited to auditing relevant financial accounts and books, and interviewing relevant personnel. Party B shall maintain an internal control system to ensure the accuracy of financial statements and information, and reflect all activities and expenses related to the Agreement in its financial records. Party B shall actively assist and cooperate with Party A in the audit, and shall not refuse to audit, conceal information or provide false information. Within five (5) years after the expiration or termination of the Agreement, Party B shall keep complete financial records and information related to the Agreement, and Party A may copy and retain the aforementioned records or documents.

第七条 违约责任

Article 7 Liabilities for Breach of Contract

如乙方违反上述约定或甲方有合理理由相信乙方有违反上述约定行为的风险的， 包括但不限于乙方拒绝 配合审计审查、财务记录不准确、 存在虚假陈述或行受贿嫌疑等情形，甲方有权中止合同项下任何应付款 项，并有权单方部分或全部终止与乙方的合同， 合同在甲方向乙方发出通知时立即终止。乙方应承担全部违约 责任，同时乙方应向甲方支付服务期内乙方店铺累计销售额的 30%（如相关法律法规有更高比例，则适用该 更高比例）作为违约金，如前述违约金金额不足人民币 10 万元的，以人民币 10 万元为准。甲方有权从甲 方或甲方关联公司待向乙方支付的款项中直接扣除乙方应当承担的违约金。甲方因此遭受的所有损失、损害、 索赔和罚金，乙方应对甲方进行赔偿、辩护并使甲方免受损害。如乙方违反本协议约定，甲方保留一切追究 乙方以及乙方直接责任人民事及/或刑事法律责任的权利。

If Party B violates the provisions above or Party A reasonably believes that Party B is at risk of violating the provisions above, including but not limited to Party B’s refusal to cooperate with the audit, inaccurate financial records, false statements, or suspected bribery, Party A may withhold the amounts payable under the contract, and unilaterally terminate the Agreement with Party B in whole or in part and the termination shall become effective immediately when Party A sends the notice to Party B. All liabilities for breach of contract shall be borne by Party B. In addition, Party B shall pay Party A the liquidated damages equals to 30% of the accumulated sales at Party B’s Store during the service period (or the percentage provided in the applicable laws and regulations, if higher); if the amount of the liquidated damages above is less than RMB100,000, the liquidated damages payable by Party B shall be RMB100,000. Party A may directly deduct and collect the liquidated damages payable by Party B from the amounts payable by Party A or Party A’s Affiliate to Party B. Party B shall fully indemnify, defend and hold Party A harmless from all losses, damages, claims and penalties arising therefrom. If Party B violates any provision of this Agreement, Party A may pursue the civil and/or criminal liabilities against Party B and Party B’s directly responsible persons.

第八条 投诉举报

Article 8 Complaint and Report

如果乙方中发现任何违反或者试图违反反商业贿赂协议以及任何关于反商业贿赂、反贪污、反腐败的法律法 规以及甲方制度的行为，乙方可向甲方举报。对于任何举报行为和举报者， 甲方予以保密；并对于真实有 效的举报行为和举报者，在被举报事件查证属实后，甲方根据公司制度以及被举报事件的具体情况，给予 举报人 1 万元至 100 万人民币的奖励。

In the event that Party B becomes aware of any violation or attempted violation of anti-commercial bribery agreement or any laws or regulations regarding commercial bribery, graft or corruption or Party A’s policies, Party B shall report it to Party A. Party A shall keep confidential all reported incidents and whistle-blowers. For the good-faith and effective reports and whistle-blowers, after the reported incidents are verified, Party A will reward the whistle-blowers with more than RMB10,000 but less than RMB1 million according to the Company’s rules and the specific circumstances of the reported incidents.

甲方专用接收举报投诉的邮箱为： clean@bytedance.com 及 jiancha@bytedance.com

All reports and complaints shall be sent to Party A’s email address at: clean@bytedance.com and jiancha@bytedance.com

附件三

个人信息和数据保护承诺函

Personal Information and Data Protection Commitment

致： 【优选海购（澳门）一人有限公司】

To, [Youxuan Haigou (Macau) Sociedade Unipessoal Lda.]

鉴于我方拟入驻贵司及贵司关联公司 （以下统称“贵司”）运营的电商平台（jinritemai.com,以下称“平台 ”）， 鉴于我方与贵司签署了《全球购电子商务开放平台店铺服务协议》（“主协议”）， 主协议约定了贵司 将就跨境电商业务向我方提供服务，其中涉及为实现主协议所 约定的目的， 我方会通过贵司提供的商家后台管理系统获取、使用与主协议项下事项相关的平台用户个人信息和 数据（即： 涉及平台用户的订单、交易、物流、售后服务以及保险等相关数据）（“本项目”）。现我方针对上 述个人信息和数据的收集、使用和保护等方面的相关 事宜向贵司承诺如下：

WHEREAS, we intend e to carry out our business on the e-commerce platform (jinritemai.com, hereinafter referred to as the “Platform”) operated by you and your affiliates (hereinafter collectively referred to as “You”) and we and you have executed a Global Shopping E-commerce Open Platform Store Service Agreement (hereinafter referred to as the “Master Agreement”), under which you will provide services to us with respect to the cross-border e- commerce business, and for the purpose stipulated in the Master Agreement, we will collect and use the personal information and data of users of the Platform (i.e., the data of orders, transactions, shipping, after-sales services and insurances of users of the Platform) with respect to the cooperation (hereinafter referred to as the “Project”) under the Master Agreement through the Merchant Backstage Management System provided by you. NOW, THEREFORE, we hereby make the following commitments to you regarding the collection, use, and protection of the above-mentioned personal information and data:

一 、合规承诺

I. Compliance Undertaking

1. 我方承诺遵守：

1. We hereby undertake to comply with:

(1) 适用于个人信息和数据保护的中华人民共和国大陆地区的所有法律、行政法规、国家标准以及其他 所适用之行为规范；

(1) All laws, administrative regulations, national standards, and other codes of conduct applicable to the protection of personal information and data in Mainland China;

(2)贵司以书面形式向我方提供的个人信息和数据保护政策、声明或通知；

(2) Personal information and data protection policies, statements, or notices provided to us by you in writing;

(3)如贵司要求，我方承诺签订任何进一步的个人信息和数据保护协议， 包括任何适用的数 据传输协议，或采取贵司要求的任何其他步骤，以满足合规要求。

(3) As required by you, we will sign any further personal information and data protection agreements, including any applicable data transfer agreements, or take any other steps as required by you to meet the compliance requirements.

二 、我方的承诺与保证

II. Our Undertakings and Warranties

1.我方承诺我方仅根据本承诺函所载明的个人信息和数据的类型、范围和目的获取、使用、 处理用户的个 人信息和数据。

1. We undertakes that we will only collect, use and process the personal information and data of users based on the category, scope, and purpose of the personal information and data expressly statedherein.

2. 在我方所知适用的法律范围内，不存在妨碍我方遵守贵司的指示以及履行主协议和本承诺函义务的情 况。当适用的法律被改变，且这种改变可能对本承诺函的义务以及承诺保证事项造成实质性的不利影响时， 我方 应在发现法律被改变后，立即将法律的改变通知贵司， 贵司 有权中止相关个人信息和数据的传输和/或解除主 协议。

2. To our best knowledge and to the extent as required by the applicable laws, there is no situation that prevents us from complying with your instructions and fulfilling our obligations under the Master Agreement and this Commitment. When any change to the applicable laws that would have a material adverse effect on our obligations and undertakings hereunder, we will immediately notify you of such change and you may cease the transmission of relevant personal information and data and/or terminate the Master Agreement.

3. 我方承诺，我方确保所有与平台用户相关的个人信息和数据只能按照主协议和本承诺函，由我方为 履行主协议和本承诺函中规定的义务或根据贵司不时发出的指示进行处理 （具体而言，即： 我方仅可 将相关个人信息和数据用于与平台用户相关的交付商品/服务、提供售后服务等交易履约的必要用途， 主协议中有其他义务的， 适用主协议的约定）。除非是根据个人信息保护相关的法律法规的要求进行处 理，在此情况下， 我方应在上述法律法规允许的范围内在处理数据之前告知贵司相应的法律法规要求。我 方承诺不会：

3. We undertake that we ensure that all personal information and data related to the users of the Platform will only be possessed according to the Master Agreement and this Commitment and subject to our obligations under the Master Agreement and this Commitment or the instructions sent by you from time to time; particularly, we may only use the relevant personal information and data for the delivery of products/services and after-sales services related to the users of the Platform and for the purposes necessary for the fulfillment of transactions, unless it is otherwise stipulated in the Master Agreement. Notwithstanding the provisions above, if the personal information and data are to be processed based on the requirements of applicable laws and regulations regarding protection of personal information, we shall inform you of the requirements of the applicable laws and regulations before processing such data to the extent permitted by the laws and regulations. We undertake that we will not:

(1) 获取除本承诺函列明的数据以外的平台用户/贵司的任何其他个人信息和数据；

(1) Collect any personal information and data of the users of the Platform or about you other than the data listed herein;

(2) 未经贵司书面许可或者违反贵司的任何平台规则，将平台用户个人信息和数据提供给任何第三方（包 括委托第三方进行数据处理）；

(2) Disclose any personal information and data of the users of the Platform to any third party (including hiring any third party to perform data processing) without your written permission or in violation of the rules of the Platform;

(3) 超出主协议、本承诺函的范围，为了自身目的或利益获取、处理或使用任何平台用户个 人信息和数 据；以及

(3) Collect, process, or use any personal information and data of the users of the Platform for our own purposes or benefits beyond the scope as stipulated in the Master Agreement and this Commitment; and

(4)具有超出主协议、本承诺函的范围，超出贵司的授权、指示或平台用户的授权范围而收集、使用和处 理平台用户个人信息和数据的其他情形。

(4) Otherwise collect, use or process any personal information and data of the users of the Platform beyond the scope stipulated in the Master Agreement or this Commitment, or the scope authorized by you or in your instruction or by the users of the Platform.

4. 除非法律法规或者贵司平台规则另有规定， 未经贵司书面同意， 我方不会直接或间接以任何形式或任 何方式把获取的平台用户的任何个人信息及数据共享、转让、披露给任何第三方（包括我方的关联方）或者公 开。

4. Unless otherwise provided in the laws and regulations or the Platform Rules, without your written consent, we will not directly or indirectly share, transfer or disclose any personal information and data received from the users of the Platform in any form or by any means to any third party (including our affiliates) or disclose them to the public.

5. 我方承诺，为保障平台用户个人信息和数据安全，在数据传输过程中会采取加密等措施，同时我方 会积极配合贵司，以贵司要求的形式接收、存储和使用数据。

5. We undertake that in order to protect the security of the personal information and data of the users of the Platform, we will encrypt and take other measures during data transmission. In addition, we will actively cooperate with you to receive, store, and use the data in the form required by you.

6.对于为完成本项目而获取、知悉的与平台用户相关的个人信息和数据， 我方会按照相关法律、行政法规 、国家标准的要求，并在主协议和本承诺函的目的范围内使用、处理该等信息，同时采取去标识化处理等方式予以 保护，我方承诺不会利用该等信息对相关平台用户进行身份识别等超出合法合约范围以及对贵司、贵司关联方以 及平台用户可能造成任何不利影响的使用和处理。

6. We will use and protect the personal information and data about the users of the Platform that we have collected and known in carrying out this Project in accordance with the applicable laws, regulations and national standards and only for the purposes stipulated in the Master Agreement and this Commitment, and will protect such personal information and data by de-identification and other effective means. We will not use such information to identify any user of the Platform or for any purpose other than those permitted by law or contract, or use and process such information in a manner that would cause an adverse effect on you, your affiliates, or the users of the Platform.

7. 本项目涉及平台用户个人信息和数据传输至中华人民共和国大陆境外。在适用时， 我方会根据相关法 律法规及贵司的要求订立适当的数据跨境转移协议及采取其他与个人信息和数据保护相关的法律法规 和国家标准所规定的措施以履行与个人信息和数据相关的跨境转移合规义务。

7. The personal information and data of the users of the Platform involved in this Project may be transferred outside Mainland China. If applicable, we will sign appropriate cross-border data transfer agreements and take the measures to protect the personal information and data as required by the applicable laws, regulations, your instructions, and national standards, and perform the cross-border transfer compliance obligations related to the personal information and data.

8. 我方承诺对在本项目过程中获悉的贵司及其关联方的商业、产品、人员、数据等任何信息和数据承担 保密义务，防止该等信息被盗窃、泄露以及未经授权的使用等。

8. We undertake that we will keep confidential the business, product, personnel, and other information and data of you and your affiliates that have known by us in the course of this Project, and will prevent such information from theft, disclosure or unauthorized use.

9.我方承诺只有具有合法业务需求的我方授权员工才能访问所获取的与本项目相关的平台 用户个人信 息和数据， 此类访问权限以达成主协议和/或本承诺函所规定的目的、或为履行贵司的指示所需必要为 限， 包括对我方人员级别、人员数量以及所访问的数据类型、量级等方面的限制， 我方承诺确保无关人员 不得访问任何上述个人信息和数据。 我方会实施所有必要的权限，确保我方授权员工获悉并遵守贵司的所有处理 要求和指示，并承诺负有保密义务。我方会执行和维持对我方授权人员的个人信息保护与数据安全的培训，并定 期将更新和适用的个人信息保护要求的相关信息传达给我方授权人员。

9. We undertake that only our authorized employees with legitimate business needs can access the personal information and data of the users of the Platform collected in connection with this Project. Such access permissions are limited to fulfill the purposes of the Master Agreement and/or this Commitment, or to follow and carry out your instructions, including the restrictions on the level and number of our employees as well as the data category and volume of the data that we may access. We undertake that any irrelevant person will not access such personal information and data. We will implement all necessary permissions to ensure that our authorized employees are informed and comply with all of your processing requirements and instructions, and to comply with the confidentiality obligation. We will conduct and maintain training on the personal information protection and data security for our authorized persons, and will, on a regular basis, communicate the updated and applicable personal information protection requirements to our authorized persons.

10. 我方承诺采取适当的技术和组织措施，根据与个人信息和数据保护相关的法律法规和国家标准的 要求保护平台用户的个人信息和数据免于任何违法违规行为，并采取适当的违法违规处理措施以保护上述 个人信息和数据的安全。 包括但不限于以下方面：

10. We undertake that we will take appropriate technical and organizational measures to protect the personal information and data of the users of the Platform from any violation of laws and regulations based on the requirements of the applicable laws, regulations, and national standards regarding personal information and data protection, and will take measures to crack down on violations of laws and regulations so as to ensure the security of such personal information and data. Such measures include but are not limited to:

(1) 定期检测主机与业务安全，确保能够及时发现并修复安全漏洞；

(1) Check, on a regular basis, the security of the host and operation to ensure that security vulnerabilities can be identified and repaired in time;

(2)进行数据加密保护，禁止明文存储、传输重要业务数据。 重要业务数据包括但不限于用户个人敏感 信息、身份鉴别信息以及业务管理数据和业务经营数据、技术配置信息 （如有） 等不宜向社会公众公开的 数据；

(2) Protect data through encryption, and prohibit storage and transmission of important business data in plain text. Important business data include but are not limited to user’s sensitive personal information, identifiable information, business management data, business operation data, technical configuration information (if any), and other data that shall not be disclosed to the public;

(3)严格控制敏感功能的授权 （如导出、 批量查询等）和数据库管理员授权；

(3) Strictly control the permission of sensitive functions (such as export, batch query, etc.) and the database administrators;

(4)建立日志审计机制，具备对业务操作、数据库操作等重要操作的审计能力；

(4) Establish a log audit mechanism and have the ability to audit important operations such as business operations and database operations;

(5)防范其他可能的个人信息及数据泄密情形。

(5) Prevent other potential personal information or data breaches.

11. 我方承诺建立响应平台用户的请求、申诉机制，并妥善留存相关请求、申诉记录。

11. We undertake that we will establish a mechanism to respond to the requests and appeals of the users of the Platform, and to properly keep records of the requests and appeals.

12. 如贵司要求，我方承诺向贵司提供所有必要的信息，包括但不限于： 我方对相关平台用户个人信 息的存储、使用及处理等情况，以证明我方遵守本承诺函及与个人信息和数据保护相关的法律法规及国家标准中 所规定的义务，并允许和协助贵司对我方获取、使用及处理相关平台用户个人信息和数据的行为进行技术审核 与检查。

12. If required so by you, we undertake that we will provide you with all necessary information, including but not limited to our storage, use, and processing of the personal information of the users of the Platform to prove our compliance with this Commitment and our obligations under the applicable laws, regulations and national standards regarding protection of personal information and data, and allow and assist you to conduct technical audits and inspections on our collection, use and processing of the personal information and data of the users of the Platform.

13. 在主协议解除、终止、中止或本项目结束后，或者基于贵司其他的合理要求，贵司有权要求我方 销毁所有获取的与本项目相关的用户个人信息、数据和相关副本，同时， 贵司有权要求我方及我方关联方提供 书面文件， 声明已彻底删除前述个人信息和数据， 我方不会以任何形式留存任一个人信息和数据的记录或副 本资料。

13. Upon termination, expiration, or suspension of the Master Agreement or the end of this Project, or reasonable request from you, you may require us to destroy all the personal information and data of the users that we received in connection with this Project and the copies thereof, and may require us and our affiliates to provide a written certification that we have deleted all such personal information and data, and we will not retain any record or copy of any personal information or data in whatever form.

14. 一旦发生个人信息和数据的安全事件（包括可能对个人信息和数据造成负面影响的任何意外或未 经授权的访问），我方承诺第一时间将事件相关情况以书面形式告知贵司。 告知内容应包括但不限于：

14. In the event of any personal information or data breach event (including any accidental or unauthorized access that would cause any adverse effect on the personal information and data), we will notify you of the event in writing without any delay. The contents of such notice shall include but be not limited to:

(1) 涉及个人信息的类型、数量、内容、 性质等总体情况，事件可能造成的影响；

(1) Category, quantity, content, and nature of personal information involved, and the possible effect of the event;

(2)已采取或将要采取的处置措施；

(2) Remedial actions that have been taken or will be taken;

(3)对个人信息主体自主防范和降低风险的建议；

(3) Advice on the prevention and risk mitigation to be taken by the personal data subjects; and

(4)针对个人信息主体提供的补救措施。

(4) Remedial actions made for the personal data subjects.

15. 我方承诺向贵司提供一名个人信息保护联络人的联系方式，并授权其代表我方回应关于用户个人信 息处理的询问，并配合贵司、平台用户和相关监管机关对其询问作出及时回应。

15. We undertake that we will provide you with the contact information of person who takes charge of the protection of personal information, and authorize him to respond to inquiries about the handling of the personal information of the users on our behalf, and to cooperate with you, the users of the Platform and relevant regulatory authorities by responding to all inquiries.

16. 本项目的内容、 目的、双方对主协议的履行以及我方对相关平台用户个人信息和数据的处理不会 违反法律、行政法规、相关国家标准以及双方的约定，不会损害贵司、 贵司关联方和相关平台用户的合法权益 ，亦不会超出平台用户针对本次合作内容， 就平台用户个人信 息的处理等事宜已向我方授权同意的范围。

16. The content and purpose of this Project, performance of the Master Agreement by the Parties, and our processing of the personal information and data of the users of the Platform will not violate the applicable laws, regulations, national standards, or the agreements between the Parties, or damage the legitimate rights or interests of you, your affiliates or the users of the Platform, or exceed the scope of authorization as granted by the users of the Platform to us with respect to this Cooperation and the processing of the personal information of the users of the Platform.

17. 我方承诺不窃取或者以其他非法方式获取个人信息和数据，不非法出售或者非法向他 人提供个人 信息和数据，不泄露、篡改、毁损所收集的个人信息和数据。

17. We undertake that we will not steal or illegally collect personal information and data, or illegally sell or provide the personal information and data to others, or disclose, tamper with or destroy the collected personal information and data.

18. 我方承诺不收集与我方业务及本项目无关的个人信息和数据，并承诺依照法律、行政 法规、相关 国家标准的规定存储、传输相关个人信息和数据。

18. We undertake that we will collect any personal information and data irrelevant to our business and this Project, and will store and transfer the personal information and data in accordance with the applicable laws, regulations, and national standards.

三、 违约责任及其他

III. Liabilities for Breach of Contract; Others

1.我方承诺，若我方有违反本承诺函的情形，无论故意与过失，应当立即停止侵害，并在第 一时间采取一切 必要措施防止相关平台用户个人信息和数据的扩散或受到进一步侵害，尽最大可能消除不利影响。

1. We undertake that if we violate this Commitment, whether intentional or negligent, we shall immediately cease the infringement and take all necessary measures to prevent the spreading or further infringement on the personal information and data of the users of the Platform and to minimize the adverse effect.

2. 我方承诺，若我方违反本承诺函，贵司有权立即解除主协议并终止本项目，对于因我方违反本承诺函而 给平台用户、贵司或贵司关联方造成损失的， 我方应赔偿前述主体所遭受的全部损失。

2. We undertake that if we violate this Commitment, you may immediately terminate the Master Agreement and end this Project, and we will fully indemnify the users of the Platform, you and your affiliates against all losses and damages arising from the violation.

3. 我方承诺，对因我方违反本承诺函而引起任何针对贵司或贵司关联方的权利主张、诉讼、仲裁等， 我 方应负责应诉，并为贵司和贵司关联方进行抗辩，或在贵司或贵司关联方的要求下合作抗辩，以保证贵司 和贵司关联方的利益不受损害。

3. We undertake that we will defend, indemnify, and hold you and your affiliates harmless from all claims, actions and arbitrations arising from our violation of this Commitment.

4. 本承诺函于主协议生效之日起生效， 且不因主协议和本项目的无效、中止、终止、解 除而终止或丧 失效力。

4. This Commitment shall take effect on the effective date of the Master Agreement, and shall not be terminated or invalidated due to the invalidity, suspension, termination or rescission of the Master Agreement or this Project.

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